                                                                    EXHIBIT 10.1


        ===============================================================




                                CREDIT AGREEMENT

                         DATED AS OF SEPTEMBER 28, 2001

                                  BY AND AMONG

                             THE HILLMAN GROUP, INC.

                                   AS BORROWER

                                       AND

                             HELLER FINANCIAL, INC.

                    AS AGENT, AN ISSUING LENDER AND A LENDER

                                       AND

                          ANTARES CAPITAL CORPORATION,
                    GENERAL ELECTRIC CAPITAL CORPORATION AND
                          MADISON CAPITAL FUNDING LLC,

                               EACH AS A CO-AGENT

                                       AND

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                   AS LENDERS




        ===============================================================

                                TABLE OF CONTENTS


SECTION 1 AMOUNTS AND TERMS OF LOANS.........................................................2
1.1     Loans................................................................................2
1.2     Interest and Related Fees............................................................9
1.3     Other Fees and Expenses.............................................................14
1.4     Payments............................................................................15
1.5     Prepayments.........................................................................16
1.6     Maturity............................................................................18
1.7     Loan Accounts.......................................................................18
1.8     Yield Protection....................................................................19
1.9     Taxes...............................................................................20
1.10    Optional Prepayment/Replacement of Lenders..........................................21

SECTION 2 AFFIRMATIVE COVENANTS.............................................................22
2.1     Compliance With Laws and Contractual Obligations....................................22
2.2     Maintenance of Properties; Insurance................................................23
2.3     Inspection; Lender Meeting..........................................................24
2.4     Organizational Existence............................................................24
2.5     Further Assurances..................................................................24
2.6     Interest Rate Agreement.............................................................25
2.7     Certain Real Estate Leases..........................................................25

SECTION 3 NEGATIVE COVENANTS................................................................26
3.1     Indebtedness........................................................................26
3.2     Liens and Related Matters...........................................................27
3.3     Investments.........................................................................29
3.4     Contingent Obligations..............................................................30
3.5     Restricted Junior Payments..........................................................32
3.6     Restriction on Fundamental Changes..................................................34
3.7     Disposal of Assets or Subsidiary Stock..............................................34
3.8     Transactions with Affiliates........................................................35
3.9     Conduct of Business.................................................................35
3.10    Changes Relating to Indebtedness....................................................35
3.11    Fiscal Year.........................................................................36
3.12    Press Release; Public Offering Materials............................................36
3.13    Subsidiaries........................................................................36
3.14    Bank Accounts.......................................................................36
3.15    Permitted Acquisitions..............................................................37

SECTION 4 FINANCIAL COVENANTS/REPORTING.....................................................38
4.1     Capital Expenditure Limits..........................................................39
4.2     Lease Limits........................................................................39
4.3     Adjusted EBITDA.....................................................................39
4.4     Fixed Charge Coverage...............................................................41

4.5     Total Interest Coverage.............................................................41
4.6     Senior Indebtedness to Adjusted EBITDA Ratio........................................41
4.7     Total Indebtedness to Adjusted EBITDA Ratio.........................................42
4.8     Financial Statements and Other Reports..............................................42
4.9     Accounting Terms; Utilization of GAAP for Purposes of Calculations Under
        Agreement...........................................................................46

SECTION 5 REPRESENTATIONS AND WARRANTIES....................................................46
5.1     Disclosure..........................................................................47
5.2     No Material Adverse Effect..........................................................47
5.3     No Conflict.........................................................................47
5.4     Organization, Powers, Capitalization and Good Standing..............................47
5.5     Financial Statements and Projections................................................48
5.6     Intellectual Property...............................................................49
5.7     Investigations, Audits, Etc.........................................................49
5.8     Employee Matters....................................................................49
5.9     Solvency............................................................................49
5.10    Litigation; Adverse Facts...........................................................50
5.11    Use of Proceeds; Margin Regulations.................................................50

SECTION 6 DEFAULT, RIGHTS AND REMEDIES......................................................50
6.1     Event of Default....................................................................50
6.2     Suspension or Termination of Commitments............................................55
6.3     Acceleration and other Remedies.....................................................55
6.4     Performance by Agent................................................................56
6.5     Application of Proceeds.............................................................56

SECTION 7 CONDITIONS TO LOANS...............................................................57
7.1     Conditions to Initial Loans.........................................................57
7.2     Conditions to All Loans.............................................................57

SECTION 8 ASSIGNMENT AND PARTICIPATION......................................................58
8.1     Assignments and Participations......................................................58
8.2     Agent...............................................................................60
8.3     Amendments, Consents and Waivers....................................................65
8.4     Set Off and Sharing of Payments.....................................................66
8.5     Disbursement of Funds...............................................................66
8.6     Disbursements of Advances; Payment..................................................67
8.7     Co-Agents...........................................................................70

SECTION 9 MISCELLANEOUS.....................................................................70
9.1     Indemnities.........................................................................70
9.2     Amendments and Waivers..............................................................70
9.3     Notices.............................................................................71
9.4     Failure or Indulgence Not Waiver; Remedies Cumulative...............................73

9.5     Marshaling; Payments Set Aside......................................................73
9.6     Severability........................................................................73
9.7     Lenders' Obligations Several; Independent Nature of Lenders' Rights.................73
9.8     Headings............................................................................73
9.9     Applicable Law......................................................................74
9.10    Successors and Assigns..............................................................74
9.11    No Fiduciary Relationship; Limited Liability........................................74
9.12    Construction........................................................................74
9.13    Confidentiality.....................................................................74
9.14    CONSENT TO JURISDICTION.............................................................75
9.15    WAIVER OF JURY TRIAL................................................................76
9.16    Survival of Warranties and Certain Agreements.......................................76
9.17    Entire Agreement....................................................................76
9.18    Counterparts; Effectiveness.........................................................76
9.19    Press Releases......................................................................77

SECTION 10 DEFINITIONS......................................................................77
10.1    Certain Defined Terms...............................................................77
10.2    Other Definitional Provisions.......................................................85

                             INDEX OF DEFINED TERMS


        Defined Term                                             Defined in Section
        ------------                                             ------------------
        Accounting Changes                                       Section 4.9
        Acquisition                                              1st Recital
        Adjusted EBITDA                                          Section 4.6
        Adjustment Date                                          Section 1.2(A)
        Affected Lender                                          Section 1.10
        Affiliate                                                Section 10.1
        Agent                                                    Section 10.1
        Agreement                                                Section 10.1
        Allied                                                   1st Recital
        Allied Subordinated Loan Documents                       Section 10.1
        Asset Disposition                                        Section 10.1
        Assignment and Acceptance Agreement                      Section 10.1
        Availability Certificate                                 Section 1.1(B)(1)
        Bank Line Issuer                                         Section 1.1(C)(2)
        Bankruptcy Code                                          Section 10.1
        Base Rate                                                Section 1.2(A)
        Base Rate Loans                                          Section 1.2(A)
        Borrower                                                 Preamble
        Business Day                                             Section 10.1
        Capital Expenditures                                     Section 4.1
        Capitalization/Acquisition Documents                     Section 10.1
        Cash Equivalent                                          Section 3.3
        Certificate of Exemption                                 Section 1.9(C)
        Closing Date                                             Section 10.1
        Co-Agents                                                Preamble
        Collateral                                               Section 10.1
        Commitment Termination Date                              Section 1.1(B)(1)
        Contingent Obligation                                    Section 3.4
        Contractual Obligations                                  Section 2.1
        Controlled Group                                         Section 10.1
        Debentures                                               Section 10.1
        Default                                                  Section 10.1
        Defaulting Lender                                        Section 8.6(C)(1)
        Early Termination                                        Section 1.1(A)
        EBITDA                                                   Section 4.3
        ERISA                                                    Section 10.1
        ERISA Event                                              Section 10.1
        Event of Default                                         Section 6.1

        Excess Cash Flow                                         Exhibit 1.5(b)
        Excluded Deposit Accounts                                Section 3.14
        Excluded Subsidiaries                                    Section 10.1
        Existing Letters of Credit                               Section 10.1
        Federal Funds Effective Rate                             Section 10.1
        First Tier Holdings                                      1st Recital
        Fixed Charge Coverage                                    Section 4.4
        Foreign Lender                                           Section 1.9(C)
        Funding Date                                             Section 7.2
        GAAP                                                     Section 10.1
        Governor                                                 Section 1.1(B)(1)
        Governor Availability                                    Section 1.1(B)(1)
        Heller                                                   Preamble
        Indebtedness                                             Section 10.1
        Indemnitee                                               Section 9.1
        Indenture                                                Section 10.1
        Intellectual Property                                    Section 5.6
        Interest Period                                          Section 1.2(A)
        Interest Rate Agreements                                 Section 2.6
        Investment                                               Section 3.3
        IRC                                                      Section 10.1
        Issuing Lender                                           Section 10.1
        Lender(s)                                                Section 10.1
        Letter of Credit Liability                               Section 10.1
        Letters of Credit                                        Section 1.1(C)
        Letter of Non-Exemption                                  Section 1.9(C)
        LIBOR                                                    Section 1.2(A)
        LIBOR Breakage Fee                                       Section 1.3(C)
        LIBOR Loans                                              Section 1.2(A)
        Lien                                                     Section 10.1
        Loan(s)                                                  Section 10.1
        Loan Documents                                           Section 10.1
        Loan Party                                               Section 10.1
        Material Adverse Effect                                  Section 10.1
        Maximum Revolving Loan Balance                           Section 1.1(B)
        Merger Agreement                                         1st Recital
        Multiemployer Plan                                       Section 10.1
        Net Proceeds                                             Section 10.1
        Note(s)                                                  Section 10.1
        Obligations                                              Section 10.1
        Overadvance Revolving Loans                              Section 1.1(B)(2)
        PBGC                                                     Section 10.1

        Pension Plan                                             Section 10.1
        Permitted Acquisition EBITDA                             Section 10.1
        Permitted Acquisitions                                   Section 3.15
        Permitted Encumbrances                                   Section 3.2(A)
        Person                                                   Section 10.1
        Plan                                                     Section 10.1
        Pro Forma                                                Section 10.1
        Pro Forma Cost Reductions                                Section 10.1
        Pro Rata Share                                           Section 10.1
        Projections                                              Section 10.1
        Register                                                 Section 8.1(B)
        Related Transactions                                     Section 10.1
        Related Transactions Documents                           Section 10.1
        Replacement Lender                                       Section 1.10
        Reportable Event                                         Section 10.1
        Requisite Lenders                                        Section 10.1
        Restricted Junior Payment                                Section 3.5
        Revolving Credit Exposure                                Section 10.1
        Revolving Loan Commitment                                Section 1.1(B)
        Revolving Loans                                          Section 1.1(B)
        Scheduled Installments                                   Section 1.1(A)
        Second Tier Holdings                                     Recital
        Security Documents                                       Section 10.1
        Senior Indebtedness                                      Section 4.6
        STS                                                      Section 2.7
        Subsidiary                                               Section 10.1
        SunSource Mexico                                         Section 10.1
        Term Loans                                               Section 1.1(A)
        Term Loan A                                              Section 1.1(A)
        Term Loan A Exposure                                     10.1
        Term Loan B                                              Section 1.1(A)
        Term Loan B Exposure                                     Section 10.1
        Total  Indebtedness                                      Section 4.7
        Total Interest Coverage                                  Section 4.5

                                CREDIT AGREEMENT


               This CREDIT AGREEMENT is dated as of September 28, 2001 and entered into by and among THE HILLMAN GROUP, INC., a Delaware Corporation ("Borrower"), with its principal place of business at 10590 Hamilton Avenue, Cincinnati, Ohio 45231, the financial institutions who are or hereafter become parties to this Agreement as "Lenders" (as defined in subsection 10.1 hereof), and HELLER FINANCIAL, INC., a Delaware corporation (in its individual capacity "Heller"), with its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661, as the initial "Issuing Lender" and as "Agent" (as such terms are defined in subsection 10.1 hereof) and each of ANTARES CAPITAL CORPORATION, GENERAL ELECTRIC CAPITAL CORPORATION and MADISON CAPITAL FUNDING LLC, each as a Co-Agent ("Co-Agents").

                                R E C I T A L S:

               WHEREAS, Borrower desires that Lenders extend term credit facilities and a revolving credit facility to Borrower (a) to fund the repayment of certain indebtedness of Borrower and its Affiliates (as hereinafter defined in subsection 10.1), in conjunction with the acquisition ("Acquisition") of the outstanding shares of SunSource Inc., a Delaware corporation ("First Tier Holdings") by Allied Capital Corporation, a Maryland corporation ("Allied") and certain other Persons (as hereinafter defined in subsection 10.1) pursuant to a Merger Agreement dated June 18, 2001 among First Tier Holdings, Allied and Allied Capital Lock Acquisition Corporation, a Delaware corporation (the "Merger Agreement"), (b) to provide funds for costs associated with the Acquisition (it being understood that such costs, whether or not funded hereunder, shall not exceed $12,000,000), (c) to provide working capital financing for Borrower and
(d) to provide funds for other general corporate purposes of Borrower; and

               WHEREAS, Borrower desires to secure all of its Obligations (as hereinafter defined in subsection 10.1) under the Loan Documents (as hereinafter defined in subsection 10.1) by granting to Agent, for the benefit of Agent and Lenders, a security interest in and lien upon all of its personal and real property; and

               WHEREAS, SunSource Investment Company, Inc., a Delaware corporation that owns all of the capital stock of Borrower ("Second Tier Holdings"), and First Tier Holdings each are willing to guaranty all of the Obligations of Borrower to Lenders under the Loan Documents and to pledge to Agent, for the benefit of Agent and Lenders, all of the capital stock of Borrower and Second Tier Holdings, respectively, to secure the Obligations;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Lenders and Agent agree as follows:

                                   SECTION 1
                           AMOUNTS AND TERMS OF LOANS

               1.1     Loans.

               Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower contained herein:

               (A) Term Loans. Each Lender agrees, severally and not jointly, to lend to Borrower in one draw, on the Closing Date, its Pro Rata Share of the following amounts:

               (i)     "Term Loan A", in an amount equal to $20,000,000; and

               (ii)    "Term Loan B", in an amount equal to $35,000,000.

               Term Loan A and Term Loan B will be referred to together as the "Term Loans".

               Borrower shall repay the Term Loans through periodic payments on the dates and in the amounts indicated below ("Scheduled Installments").

               Term Loan A

                  Date                                        Scheduled Installment
                  ----                                        ---------------------
December 31, 2001                                                    $750,000
March 31, 2002                                                       $750,000
June 30, 2002                                                        $750,000
September 30, 2002                                                   $750,000
December 31, 2002                                                   $1,062,500
March 31, 2003                                                      $1,062,500
June 30, 2003                                                       $1,062,500
September 30, 2003                                                  $1,062,500
December 31, 2003                                                   $1,062,500
March 31, 2004                                                      $1,062,500
June 30, 2004                                                       $1,062,500
September 30, 2004                                                  $1,062,500
December 31, 2004                                                   $1,062,500
March 31, 2005                                                      $1,062,500
June 30, 2005                                                       $1,062,500
September 30, 2005                                                  $1,062,500
December 31, 2005                                                   $1,062,500
March 31, 2006                                                      $1,062,500
June 30, 2006                                                       $1,062,500

                  Date                                        Scheduled Installment
                  ----                                        ---------------------
September 27, 2006, or if different, the then                       $1,062,500
outstanding balance of Term Loan A

               Term Loan B

                  Date                                        Scheduled Installment
                  ----                                        ---------------------
December 31, 2001                                                    $125,000
March 31, 2002                                                       $125,000
June 30, 2002                                                        $125,000
September 30, 2002                                                   $125,000
December 31, 2002                                                    $125,000
March 31, 2003                                                       $125,000
June 30, 2003                                                        $125,000
September 30, 2003                                                   $125,000
December 31, 2003                                                    $125,000
March 31, 2004                                                       $125,000
June 30, 2004                                                        $125,000
September 30, 2004                                                   $125,000
December 31, 2004                                                    $125,000
March 31, 2005                                                       $125,000
June 30, 2005                                                        $125,000
September 30, 2005                                                   $125,000
December 31, 2005                                                    $125,000
March 31, 2006                                                       $125,000
June 30, 2006                                                        $125,000
September 30, 2006                                                   $125,000
December 31, 2006                                                   $4,062,500
March 31, 2007                                                      $4,062,500
June 30, 2007                                                       $4,062,500
September 30, 2007                                                  $4,062,500
December 31, 2007                                                   $4,062,500
March 31, 2008                                                      $4,062,500
June 30, 2008                                                       $4,062,500
September 28 2008, or if different, the then                        $4,062,500
outstanding balance of Term Loan B

               Notwithstanding the foregoing, the outstanding principal balance of the Term Loans shall be due and payable in full at par on the date, if any, that interest on the Debentures has been actually deferred for a period of fifty-four (54) consecutive months pursuant to Section 2.04 of the Indenture (the "Early Termination"). Amounts borrowed under this subsection 1.1(A) and repaid may not be reborrowed.

               (B)     Revolving Loans.

               (1) Each Lender agrees, severally and not jointly, to lend to Borrower from the Closing Date to September 27, 2006 (the "Commitment Termination Date") its Pro Rata Share of the loans requested by Borrower to be made by Lenders under this subsection 1.1(B), up to an aggregate maximum for all Lenders of $50,000,000 (as the same may be reduced from time to time hereunder, the "Revolving Loan Commitment"). Advances or amounts outstanding under the Revolving Loan Commitment will be called "Revolving Loans". Revolving Loans may be repaid and reborrowed. All Revolving Loans shall be repaid in full on the Commitment Termination Date. If at any time the outstanding Revolving Loans exceed the Maximum Revolving Loan Balance (as it may be deemed increased from time to time pursuant to subsection 1.1(B)(2)), Lenders shall not be obligated to make Revolving Loans, no additional Letters of Credit shall be issued and Revolving Loans must be repaid immediately in an amount sufficient to eliminate any excess. Revolving Loans may be requested in any amount with one (1) Business Day prior written or telephonic notice required for amounts equal to or greater than $5,000,000. For amounts less than $5,000,000, written or telephonic notice must be provided by noon Chicago time on the day on which the Loan is to be made. All LIBOR Loans require three (3) Business Days prior written notice. All Loans requested telephonically must be confirmed in writing within twenty-four
(24) hours. Written notices for funding requests shall be in the form attached as Exhibit 1.1(B). Neither Agent nor any Lender shall incur any liability to Borrower for acting upon any telephonic notice that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower. In addition to providing the appropriate notice pursuant to the immediately preceding sentences, Loans used to consummate Permitted Acquisitions will only be made after the satisfaction of all terms and conditions contained within the definition of the term "Permitted Acquisition" and elsewhere herein. The "Maximum Revolving Loan Balance" will be the lesser of
(a) the "Governor" (as calculated on Exhibit 4.8(E), the "Availability Certificate") less outstanding Letter of Credit Liability ("Governor Availability") or (b) the Revolving Loan Commitment less outstanding Letter of Credit Liability.

               (2) If Borrower requests that Lenders make, or permit to remain outstanding, Revolving Loans in an aggregate amount in excess of Governor Availability, Lenders having sixty percent (60%) or more of the Revolving Loan Commitment may in their discretion elect to cause all Lenders having a Revolving Loan Commitment to make, or permit to remain outstanding, such excess Revolving Loans (such Revolving Loans in excess of Governor Availability being referred to as "Overadvance Revolving Loans"), provided, however, that such Lenders may not cause all Lenders having a Revolving Loan Commitment to make, or permit to remain outstanding, (a) Revolving Loans in excess of the Revolving Loan Commitment less outstanding Letter of Credit Liability or (b) Overadvance Revolving Loans in excess of $5,000,000. If Overadvance Revolving Loans are made, or permitted to remain outstanding, pursuant to the preceding sentence, then (a) the Maximum Revolving Loan Balance shall be deemed increased by the amount of such permitted

Overadvance Revolving Loans, but only for so long as Lenders having sixty percent (60%) or more of the Revolving Loan Commitment allow such Overadvance Revolving Loans to be outstanding and (b) all Lenders that have committed to make Revolving Loans shall be bound to make, or permit to remain outstanding, such Overadvance Revolving Loans based upon their Pro Rata Shares of the Revolving Loan Commitment in accordance with the terms of this Agreement. If Overadvance Revolving Loans are outstanding for more than a total of ninety (90) days during any one hundred eighty (180) day period, Revolving Loans must be repaid immediately in an amount sufficient to eliminate all of such Overadvance Revolving Loans.

               (C)     Letters of Credit.

               The Revolving Loan Commitment may, in addition to advances under the Revolving Loan, be utilized, upon the request of Borrower, for (i) the issuance of standby letters of credit for the account of Borrower by Heller or any other Issuing Lender, (ii) the issuance of commercial letters of credit for the account of Borrower by any Issuing Lender other than Heller or (iii) the issuance of standby letters of credit or commercial letters of credit for the account of Borrower under risk participation agreements entered into by Heller, as Issuing Lender, with other banks or financial institutions (the letters of credit described in clauses (i), (ii) and (iii) will be referred to hereinafter collectively as "Letters of Credit"). Immediately upon the issuance by an Issuing Lender or a Bank Line Issuer of a Letter of Credit, and without further action on the part of Agent or any of the Lenders, each Lender with a Revolving Loan Commitment shall be deemed to have purchased from such Issuing Lender a participation in such Letter of Credit (or in its obligation under a risk participation agreement with respect thereto) equal to such Lender's Pro Rata Share of the aggregate amount available to be drawn under such Letter of Credit.

               (1) Maximum Amount. The aggregate amount of Letter of Credit Liability with respect to all Letters of Credit outstanding at any time shall not exceed $10,000,000.

               (2) Reimbursement. Borrower shall be irrevocably and unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse any Issuing Lender on demand in immediately available funds for any amounts paid by such Issuing Lender with respect to a Letter of Credit, including all reimbursement payments, fees, charges, costs and expenses paid by Heller, as Issuing Lender, to any bank that issues Letters of Credit under a risk participation agreement (a "Bank Line Issuer"). Borrower hereby authorizes and directs Agent to debit Borrower's account (by increasing the outstanding principal balance of the Revolving Loan) in the amount of any payment made by an Issuing Lender with respect to any Letter of Credit. Agent shall debit Borrower's account as aforesaid if all the conditions precedent to make Revolving Loans, as set forth in Section 7, have been satisfied. If all such conditions have not been satisfied, Agent shall have the option to debit Borrower's account as aforesaid. All amounts paid by an Issuing Lender with respect to any Letter of Credit that are not immediately repaid by Borrower with the proceeds of a Revolving Loan or otherwise shall bear interest at the interest rate applicable to Revolving Loans which are Base Rate Loans plus, at the election of Agent or Requisite Lenders, an additional two percent (2.00%) per annum. Each Lender agrees to fund its Pro Rata Share of any Revolving Loan made pursuant to this subsection 1.1(C)(2). In the event Agent does not debit Borrower's account and Borrower fails to reimburse an Issuing Lender in full on the date of any payment in respect of a Letter of Credit, Agent shall promptly notify each Lender with a Revolving Loan Commitment of the amount of such unreimbursed payment and the accrued interest thereon and each Lender, on the next Business Day, shall deliver to Agent an amount equal to its Pro Rata Share thereof in same day funds. Each Lender with a Revolving Loan Commitment hereby absolutely and unconditionally agrees to pay to each Issuing Lender upon demand by such Issuing Lender such Lender's Pro Rata Share of each payment made by such Issuing Lender in respect of a Letter of Credit and not immediately reimbursed by Borrower or satisfied through a debit of Borrower's account. Each Lender with a Revolving Loan Commitment acknowledges and agrees that its obligations to acquire participations pursuant to this subsection in respect of Letters of Credit and to make the payments to each Issuing Lender required by the preceding sentence are absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or any failure by Borrower to satisfy any of the conditions set forth in subsection 7.2. If any Lender fails to make available to an Issuing Lender the amount of such Lender's Pro Rata Share of any payments made by such Issuing Lender in respect of a Letter of Credit as provided in this subsection 1.1(C)(2), such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest at the Base Rate.

               (3) Request for Letters of Credit. Borrower shall give Agent at least three (3) Business Days prior written notice specifying the date a Letter of Credit is requested to be issued, the amount, the name and address of the beneficiary, the proposed identity of the Issuing Lender and a description of the transactions proposed to be supported thereby. If Agent informs Borrower that an Issuing Lender cannot issue the requested Letter of Credit directly, Borrower may request that Heller arrange for the issuance of the requested Letter of Credit under a risk participation agreement with another financial institution reasonably acceptable to Heller and Borrower. The issuance of any Letter of Credit under this Agreement shall be subject to the conditions that the Letter of Credit (i) supports a transaction entered into in the ordinary course of business of Borrower and (ii) is in a form, is for an amount and contains such terms and conditions as are reasonably satisfactory to the Issuing Lender or the Bank Line Issuer asked to issue such Letter of Credit and, in the case of standby letters of credit, Agent. In the event that Borrower seeks the issuance of a Letter of Credit through a Bank Line Issuer or an Issuing Lender other than Heller, the issuance of such Letter of Credit shall be further conditioned on Borrower either maintaining an operating account with such Bank Line Issuer or other Issuing Lender or otherwise arranging to be charged directly by such Bank Line Issuer or other Issuing Lender for drawings under any such Letters of Credit and any related fees and expenses. Any notice requesting the issuance of a Letter of Credit shall be accompanied by the form of the Letter of Credit and the application or reimbursement agreement, if any, then required by the Issuing Lender or Bank Line Issuer asked to issue such Letter of Credit completed in a manner satisfactory to such Issuing Lender or Bank Line Issuer. If any provision of any application or reimbursement agreement is inconsistent with the terms of this Agreement, then the provisions of this Agreement, to the extent of such inconsistency, shall control.

               (4) Expiration Dates of Letters of Credit. The expiration date of each Letter of Credit shall be on a date which is not later than the earlier of (a) one year from its date of issuance or (b) the thirtieth (30th) day prior to the Commitment Termination Date. Notwithstanding the foregoing, a Letter of Credit may provide for automatic extensions of its expiration date for one or more successive one year periods provided that the Issuing Lender or Bank Line Issuer that issued such Letter of Credit has the right to terminate such Letter of Credit on each such annual expiration date and no renewal term may extend the term of the Letter of Credit to a date that is later than the thirtieth (30th) day prior to the Commitment Termination Date. An Issuing Lender may elect not to renew any such Letter of Credit and, upon direction by Agent or Requisite Lenders, shall not renew any such Letter of Credit at any time during the continuance of an Event of Default, provided that, in the case of a direction by Agent or Requisite Lenders, such Issuing Lender receives such directions prior to the date notice of non-renewal is required to be given by such Issuing Lender and such Issuing Lender has had a reasonable period of time to act on such notice.

               (5) Obligations Absolute. The obligation of Borrower to reimburse an Issuing Lender for payments made in respect of Letters of Credit issued by such Issuing Lender shall be unconditional and irrevocable and shall be paid under all circumstances strictly in accordance with the terms of this Agreement including, without limitation, the following circumstances: (a) any lack of validity or enforceability of any Letter of Credit; (b) any amendment or waiver of or any consent or departure from all or any of the provisions of any Letter of Credit or any Loan Document; (c) the existence of any claim, set-off, defense or other right which Borrower, any of its Subsidiaries or Affiliates or any other Person may at any time have against any beneficiary of any Letter of Credit, Agent, any Issuing Lender, any Bank Line Issuer, any Lender or any other Person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreements or transactions; (d) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (e) payment under any Letter of Credit against presentation of a draft or other document that does not substantially comply with the terms of such Letter of Credit; or (f) any other act or omission to act or delay of any kind of any Issuing Lender, any Bank Line Issuer, Agent, any Lender or any other Person or any other event or circumstance whatsoever that might, but for the provisions of this subsection, constitute a legal or equitable discharge of Borrower's obligations hereunder.

               (6) Obligations of Issuing Lenders. Each Issuing Lender (other than Heller) hereby agrees that it will not issue a Letter of Credit hereunder until it has provided

Agent with written notice specifying the amount and intended issuance date of such Letter of Credit and Agent has returned a written acknowledgment of such notice to Issuing Lender. Each Issuing Lender (other than Heller) further agrees to provide to Agent: (a) a copy of each Letter of Credit issued by such Issuing Lender promptly after its issuance; (b) a weekly report summarizing available amounts under Letters of Credit issued by such Issuing Lender, the dates and amounts of any draws under such Letters of Credit, the effective date of any increase or decrease in the face amount of any Letters of Credit during such week and the amount of any unreimbursed draws under such Letters of Credit; and
(c) such additional information reasonably requested by Agent from time to time with respect to the Letters of Credit issued by such Issuing Lender. Without limiting the generality of the foregoing, it is expressly understood and agreed by Borrower that the absolute and unconditional obligation of Borrower hereunder to reimburse payments made under a Letter of Credit will not be excused by the gross negligence or willful misconduct of the Issuing Lender or a Bank Line Issuer that issued such Letter of Credit. However, the foregoing shall not be construed to excuse an Issuing Lender from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable law) suffered by Borrower that are caused by such Issuing Lender's or Bank Line Issuer's gross negligence or willful misconduct (as determined by a court of competent jurisdiction) in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. Agent and Lenders shall have no liability or responsibility for any action or omission by any Bank Line Issuer. It is understood and agreed by Borrower that any Issuing Lender or Bank Line Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary. As between Borrower and the issuer of any Letter of Credit, Borrower assumes all risks of the acts and omissions of, or misuse of the Letter of Credit by, the beneficiary thereof.

               (7) Existing Letters of Credit. The parties hereto hereby agree that each of the Existing Letters of Credit shall constitute a Letter of Credit hereunder and that PNC Bank, National Association is the Issuing Lender with respect to each such Letter of Credit.

               (D)     Notes.

               Borrower shall execute and deliver to each Lender (i) a Note to evidence the Revolving Loans, such Note to be in the principal amount of such Lender's Pro Rata Share of the Revolving Loan Commitment and (ii) a Note to evidence each Term Loan, such Notes to be in the principal amount of such Lender's Pro Rata Share of each Term Loan. In the event of an assignment under subsection 8.1, Borrower shall, upon surrender of the assigning Lender's Notes, issue new Notes to reflect the interests of the assigning Lender and the Person to which interests are to be assigned.

(E)     Funding Authorization.

               The proceeds of all Loans made pursuant to this Agreement subsequent to the Closing Date are to be funded by Agent by wire transfer to the account designated by Borrower below:

               Bank:                      PNC Bank
               ABA No.:
               Account No.:
               Reference:                 The Hillman Group, Inc.
                                          Concentration Account

Borrower shall provide Agent with written notice of any change in the foregoing instructions at least three (3) Business Days before the desired effective date of such change.

               1.2     Interest and Related Fees.

               (A)     Interest.

               From the date the Loans are made and the date the other Obligations become due, depending upon Borrower's election from time to time, as permitted herein, to have portions of the Loans accrue interest determined by reference to the Base Rate ("Base Rate Loans") or the LIBOR ("LIBOR Loans"), the Loans and the other Obligations shall bear interest at the applicable rates set forth below:

               (1) The Revolving Loan and all other Obligations (other than the principal portion of the Term Loans) shall bear interest as follows:

                       (a) If a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin.

                       (b) If a LIBOR Loan, then at the sum of the LIBOR plus the LIBOR Margin.

               (2)     Term Loan A shall bear interest as follows:

                       (a) If a Base Rate Loan, then at the sum of the Base Rate plus the Base Rate Margin.

               (b) If a LIBOR Loan then at the sum of the LIBOR plus the LIBOR Margin.

               (3)     Term Loan B shall bear interest as follows:

               (a) If a Base Rate Loan, then at the sum of the Base Rate plus 2.50% per annum.

               (b) If a LIBOR Loan then at the sum of the LIBOR plus 3.75% per annum.

               "Base Rate" means a variable rate of interest per annum equal to the greater of (a) the rate of interest from time to time published by the Board of Governors of the Federal Reserve System in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or (b) the Federal Funds Effective Rate plus fifty (50) basis points. Base Rate also includes rates published in any successor publications of the Federal Reserve System reporting the Bank prime loan rate or its equivalent. The statistical release generally sets forth a Bank prime loan rate for each business day. The applicable Bank prime loan rate for any date not set forth shall be the rate set forth for the last preceding date. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank prime loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the greater of (a) the highest of the "prime rate," "reference rate," "base rate" or other similar rate as determined by Agent announced from time to time by any of the three largest banks (based on combined capital and surplus) headquartered in New York, New York (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by such bank) or (b) the Federal Funds Effective Rate plus fifty (50) basis points.

               "Base Rate Margin" shall mean (i) as of the Closing Date, 2.00% per annum, and (ii) thereafter, as of February 1, May 1, August 1 and November 1 of each year (commencing on August 1, 2002) and on the date on which each Permitted Acquisition is consummated pursuant to subsection 3.15 (each, an "Adjustment Date"), the Base Rate Margin shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table set forth on
Schedule 1.2 hereto corresponding to the Senior Indebtedness to Adjusted EBITDA Ratio for the trailing twelve (12) month period ending on the last day of the most recently completed calendar quarter prior to the applicable Adjustment Date (each such period, a "Calculation Period") calculated in the manner described in
Exhibit 4.8(C) hereto.

               "LIBOR" means, for each Interest Period, a rate per annum equal to:

               (a) the offered rate for deposits in U.S. dollars in an amount comparable to the amount of the applicable Loan in the London interbank market which is published by the British Bankers' Association, and that currently appears on Telerate Page 3750, or any other source available to Agent, as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of the relevant Interest Period for a term comparable to such Interest Period; or if, for any reason, such a rate is not published by the British Bankers' Association on Telerate or any other source available to Agent, the rate per annum equal to the average rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which Agent determines that U.S. dollars in an amount comparable to the amount of the applicable Loans are being offered to prime banks at approximately 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period for settlement in immediately available funds by leading banks in the London interbank market selected by Agent; divided by

               (b) a number equal to 1.0 minus the maximum reserve percentages (expressed as a decimal fraction) (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by any Lender by the Board of Governors of the Federal Reserve System; such rate to be rounded upward to the next whole multiple of one-sixteenth of one percent (.0625%). LIBOR shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

               "LIBOR Margin" shall mean (i) as of the Closing Date, 3.25% per annum, and (ii) thereafter, as of each Adjustment Date, commencing on August 1, 2002, the LIBOR Margin shall be adjusted, if necessary, to the applicable percent per annum set forth in the pricing table set forth on Schedule 1.2 hereto corresponding to the Senior Indebtedness to Adjusted EBITDA Ratio for the applicable Calculation Period.

               If an Event of Default has occurred and is continuing on an Adjustment Date, no reduction in the Base Rate Margin or LIBOR Margin shall occur on such Adjustment Date.

               If Borrower shall fail to deliver a Compliance and Pricing Certificate by the date required pursuant to subsection 4.8(C), effective as of the tenth Business Day following the date on which such Compliance and Pricing Certificate was due, each applicable Base Rate Margin and each applicable LIBOR Margin shall be conclusively presumed to equal the highest applicable Base Rate Margin and the highest applicable LIBOR Margin specified in the pricing table set forth on Schedule 1.2 hereto until the date of delivery of the Compliance and Pricing Certificate.

               Subject to paragraph (H) below, each LIBOR Loan may be obtained for a one, two, three or six month period (each being an "Interest Period"). With respect to all LIBOR Loans: (a) the Interest Period will commence on the date that the LIBOR Loan is made or the date on which a Base Rate Loan is converted into a LIBOR Loan, as applicable, or in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires, (b) if the Interest Period expires on a day that is not a Business Day, then it will expire on the next Business Day (unless the result of such extension would be to extend such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day), (c) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month, (d) no Interest Period for Revolving Loans shall extend beyond the Commitment Termination Date, (e) no Interest Period for any portion of a Term Loan shall extend beyond the date of the final Scheduled Installment thereof and (f) an Interest Period may not be selected for any portion of a Term Loan if a Scheduled Installment for such Term Loan is payable during such Interest Period and the portion of such Term Loan which constitutes a Base Rate Loan does not equal or exceed the amount of such Scheduled Installment.

               (B) Commitment Fee. From the Closing Date, Borrower shall pay Agent, for the benefit of all Lenders committed to make Revolving Loans, a fee in an amount equal to (1) (a) the Revolving Loan Commitment less (b) the sum of
(i) the average daily balance of the Revolving Loans plus (ii) the average daily aggregate amount of outstanding Letter of Credit Liability, in each case during the preceding month, multiplied by (2) one-half of one percent (0.50 %) per annum. Such fee is to be paid monthly in arrears on the first day of each month.

               (C) Letter of Credit Fee. From the Closing Date, Borrower shall pay Agent a fee for each Letter of Credit from the date of issuance to the date of termination equal to the average daily aggregate amount of outstanding Letter of Credit Liability during the preceding month multiplied by three and one-quarter percent (3.25 %) per annum until the first Adjustment Date and thereafter by a per annum rate equal to the LIBOR Margin as in effect on the date on which the fee is payable, which fee shall be payable to Agent for the benefit of all Lenders committed to make Revolving Loans (based upon their respective Pro Rata Shares). Borrower shall also pay Agent, for the account of each Issuing Lender, a fronting fee for each Letter of Credit issued or obtained by such Issuing Lender from the date of issuance to the date of termination equal to the average daily aggregate outstanding Letter of Credit Liability with respect to such Letter of Credit during the preceding month multiplied by one quarter percent (.25%) per annum. Such fees are to be paid monthly in arrears on the first day of each month. Borrower shall also pay or reimburse each Issuing Lender for its payment of any and all issuance, negotiation, processing or administrative fees and expenses payable under any risk participation agreement to any other issuer with respect to any Letters of Credit issued for the benefit of Borrower or any of its Subsidiaries.

               (D) Computation of Interest and Related Fees. Interest on LIBOR Loans and all other Obligations (exclusive of Base Rate Loans), and all fees set forth in this subsection 1.2, shall be calculated daily on the basis of a three hundred sixty (360) day year for the actual number of days elapsed in the period during which it accrues and interest on all Base Rate Loans shall be calculated on the basis of a 365/366 day year for the actual number of days elapsed in the period during which it accrues. The date of funding a Base Rate Loan and the first day of an Interest Period with respect to a LIBOR Loan shall be included in the calculation of interest. The date of payment of a Base Rate Loan and the last day of an Interest Period with respect to a LIBOR Loan shall be excluded from the calculation of interest. If a Loan is repaid on the same day that it is made, one (1) days' interest shall be charged. Interest on all Base Rate Loans is payable in arrears on the first day of each month and on the maturity of such Loans, whether by acceleration or otherwise. Interest on LIBOR Loans shall be payable on the last day of the applicable Interest Period, unless the Interest Period is greater than three (3) months, in which case interest will be payable on the last day of each three (3) month interval. In addition, interest on LIBOR Loans is due on the maturity of such Loans, whether by acceleration or otherwise.

               (E) Default Rate of Interest. At the election of Agent or Requisite Lenders, after the occurrence of an Event of Default (but without the need for any election with respect to an Event of Default described in subsections 6.1(F) or 6.1(G)) and for so long as it continues, the Loans and other Obligations shall bear interest at a rate that is two percent (2.0%) in excess of the rates otherwise payable under this Agreement. Furthermore, at the election of Agent or Requisite Lenders during any period in which any Event of Default is continuing (1) as the Interest Periods for LIBOR Loans then in effect expire, such Loans shall be converted into Base Rate Loans and (2) the LIBOR election will not be available to Borrower.

               (F) Excess Interest. Under no circumstances will the rate of interest chargeable be in excess of the maximum amount permitted by law. If excess interest is charged and paid in error, then the excess amount will be promptly refunded or applied to repayment or prepayment of principal in the manner set forth in subsection 1.5(E).

               (G) LIBOR Election. All Loans made on the Closing Date shall be Base Rate Loans and shall remain so until ten (10) days after the Closing Date. Thereafter, Borrower may request that Revolving Loans to be made be LIBOR Loans, that outstanding portions of Revolving Loans and outstanding portions of the Term Loans be converted to LIBOR Loans and that all or any portion of a LIBOR Loan be continued as a LIBOR Loan upon expiration of the applicable Interest Period. Any such request will be made by submitting a written notice to Agent in the form of Exhibit 1.1(B). Once given, and except as provided in subsection 1.2(H), a LIBOR Loan request shall be irrevocable and Borrower shall be bound thereby. Upon the expiration of an Interest Period, in the absence of a new LIBOR Loan request submitted to Agent not less than three (3) Business Days prior to the end of such Interest Period, the LIBOR Loan then maturing shall be automatically converted to a Base Rate Loan. There may be no more than seven (7) LIBOR Loans outstanding at any one time. Loans which are not the subject of a LIBOR Loan request shall be Base Rate Loans. Agent will notify Lenders, by telephonic or facsimile notice, of each LIBOR Loan request received by Agent not less than two (2) Business Days prior to the first day of the Interest Period of the LIBOR Loan requested thereby.

               (H) Inability to Determine LIBOR. In the event, prior to commencement of any Interest Period relating to a LIBOR Loan, Agent shall determine or be notified in writing by Requisite Lenders that adequate and reasonable methods do not exist for ascertaining LIBOR, Agent shall promptly provide notice of such determination to Borrower and Lenders (which shall be conclusive and binding on Borrower and Lenders). In such event (1) any request for a LIBOR Loan or for a conversion to or continuation of a LIBOR Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (2) each LIBOR Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan and (3) the obligations of Lenders to make LIBOR Loans shall be suspended until Agent or Requisite Lenders determine that the circumstances giving rise to such suspension no longer exist, in which event Agent upon the instructions of Requisite Lenders, shall so notify Borrower and Lenders.

               (I) Illegality. Notwithstanding any other provisions hereof, if any law, rule, regulation, treaty or directive or interpretation or application thereof shall make it unlawful for any Lender to make, fund or maintain LIBOR Loans, such Lender shall promptly give notice of such circumstances to Agent, Borrower and the other Lenders. In such an event, (1) the commitment of such Lender to make LIBOR Loans or convert Base Rate Loans to LIBOR Loans shall be immediately suspended and (2) such Lender's outstanding LIBOR Loans shall be converted automatically to Base Rate Loans on the last day of the Interest Period thereof or at such earlier time as may be required by law.

               1.3     Other Fees and Expenses.

               (A) Certain Fees. Borrower shall pay to Heller, individually, the fees specified in that certain letter agreement dated the date of this Agreement between Borrower and Heller in the amounts and at the times specified therein.

               (B) Prepayment Fee. If Borrower voluntarily prepays Term Loan B in full or in part prior to the third anniversary of the Closing Date, Borrower shall pay to Agent, for the benefit of Lenders holding Term Loan B, as compensation for the costs of Lenders being prepared to continue to make funds available to Borrower under this Agreement with respect to Term Loan B, an amount determined by multiplying three (3.00%) percent by the amount of such prepayment of Term Loan B. Such amount shall be due and payable on the date of such prepayment. No amount will be payable pursuant to this subsection 1.3(B) with respect to any full or partial voluntary prepayment of Term Loan B made after the third anniversary of the Closing Date, or made pursuant to subsection 1.5(B).

               (C) LIBOR Breakage Fee. Upon (i) any default by Borrower in making any borrowing of, conversion into or continuation of any LIBOR Loan following Borrower's delivery to Agent of any LIBOR Loan request in respect thereof or (ii) any payment of a LIBOR Loan on any day that is not the last day of the Interest Period applicable thereto (regardless of the source of such prepayment and whether voluntary, by acceleration or otherwise), Borrower shall pay Agent, for the benefit of all Lenders that funded or were prepared to fund any such LIBOR Loan, an amount (the "LIBOR Breakage Fee") equal to the amount of any losses, expenses and liabilities (including, without limitation, any loss (including interest paid) in connection with the re-employment of such funds) that any Lender may sustain as a result of such default or such payment. For purposes of calculating amounts payable to a Lender under this subsection, each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at LIBOR in an amount equal to the amount of that LIBOR Loan and having a maturity and repricing characteristics comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection.

               (D)     [INTENTIONALLY RESERVED.]

               (E) Expenses and Attorneys' Fees. Borrower agrees to promptly pay all reasonable fees, costs and expenses (including reasonable attorneys' fees and expenses and the allocated cost of internal legal staff) incurred by Agent in connection with any matters contemplated by or arising out of the Loan Documents, in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and syndication of the transactions contemplated herein and in connection with the continued administration of the Loan Documents including any amendments, modifications, consents and waivers. Borrower agrees to promptly pay reasonable documentation charges assessed by Agent for amendments, waivers, consents and any of the documentation prepared by Agent's internal legal staff. Borrower agrees to promptly pay all fees, costs and expenses (including attorneys' fees and expenses, the allocated cost of internal legal staff and costs of financial consultants and other professionals) incurred by Agent and Lenders in connection with any action to enforce any Loan Document or to collect any payments due from Borrower or any other Loan Party. All fees, costs and expenses for which Borrower is responsible under this subsection 1.3(E) shall be deemed part of the Obligations when incurred, payable in accordance with the final two sentences of subsection 1.4 and secured by the Collateral.

               1.4     Payments.

               All payments by Borrower of the Obligations shall be without deduction, defense, setoff or counterclaim and shall be made in same day funds and delivered to Agent, for the benefit of Agent and Lenders, as applicable, by wire transfer to the following account or such other place as Agent may from time to time designate in writing.

                             ABA No.
                             Account Number
                             Bank One, N.A.
                             1 Bank One Plaza
                             Chicago, IL 60670
                             Reference:  Heller Corporate Finance
                             for the benefit of The Hillman Group, Inc.

Borrower shall receive credit on the day of receipt for funds received by Agent by 1:00 p.m. Chicago time. In the absence of timely receipt, such funds shall be deemed to have been paid on the next Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

               Borrower hereby authorizes Lenders to make Revolving Loans, on the basis of their Pro Rata Shares, for the payment of Scheduled Installments, interest, commitment fees, Letter of Credit fees, LIBOR Breakage Fees, Letter of Credit reimbursement obligations and any amounts required to be deposited with respect to outstanding Letter of Credit Liability pursuant to subsections 1.5(F) or 6.3. Prior to an Event of Default, other fees, costs and expenses (including those of attorneys) reimbursable to Agent pursuant to subsections 1.3(A) and (E) or elsewhere in any Loan Document may be debited to the Revolving Loan after fifteen (15) days notice. After the occurrence of an Event of Default and so long as it exists, no notice will be required.

               1.5     Prepayments.

               (A) Voluntary Prepayments of Loans. At any time, Borrower may prepay the Loans, in whole or in part, subject to the payment of the fees specified in subsection 1.3(B) and LIBOR Breakage Fees, if applicable. Prepayments of Term Loans shall be applied in accordance with subsection 1.5(E) or as otherwise may be agreed by Requisite Lenders.

               (B) Prepayments from Excess Cash Flow. On the earlier of one hundred (100) days after the end of each of its fiscal years or the tenth (10th) Business Day after the delivery of Borrower's fiscal year end financial statements pursuant to subsection 4.8(B) hereof, in each case commencing with the fiscal year ended December 31, 2002, Borrower shall prepay the Loans in an amount equal to: (1) the applicable percent set forth in the pricing table set forth on Schedule 1.2 hereto corresponding to the Senior Indebtedness to Adjusted EBITDA Ratio for such fiscal year, multiplied by (2) the Excess Cash Flow for such fiscal year determined pursuant to the calculation on Exhibit 1.5(B). The calculation shall be based on the audited financial statements of First Tier Holdings and its Subsidiaries

(other than the Excluded Subsidiaries). The payments shall be applied in accordance with subsection 1.5(E).

               (C) Prepayments from Asset Dispositions. Immediately upon receipt of any Net Proceeds in excess of $1,000,000 for any single transaction or series of related transactions constituting any Asset Disposition, Borrower shall repay the outstanding principal balance of the Revolving Loan (without reduction of the Revolving Loan Commitment) by an amount equal to the amount of such Net Proceeds. Borrower may reinvest all or part of such Net Proceeds of such Asset Disposition, within one hundred and eighty (180) days, in productive replacement assets of a kind then used or usable in the business of Borrower. Promptly following receipt of such Net Proceeds, Borrower will provide Agent with a certificate setting forth Borrower's intended use of such Net Proceeds (i.e., whether Borrower intends to reinvest all or part of such Net Proceeds, as described in the immediately preceding sentence, and if so, details pertaining to any intended reinvestment). If Borrower does not intend to so reinvest all of such Net Proceeds or if the period set forth in the immediately preceding sentence expires without Borrower having reinvested all of such Net Proceeds, Borrower shall prepay the Term Loans in an amount equal to such Net Proceeds of such Asset Disposition not intended to be reinvested or not actually reinvested. The payments shall be applied in accordance with subsection 1.5(E).

               (D) Prepayments from Issuance of Securities. Immediately upon the receipt by First Tier Holdings or any of its Subsidiaries (other than the Excluded Subsidiaries) of the proceeds of the issuance of equity securities (other than (1) proceeds of the issuance of equity securities by First Tier Holdings received on or before the Closing Date, (2) proceeds from the issuance of equity securities to members of the management of First Tier Holdings and/or any of its Subsidiaries, (3) proceeds of the issuance of equity securities to Borrower or any Subsidiary of Borrower, (4) proceeds which concurrently are contributed to the capital of any of the Excluded Subsidiaries and (5) in the absence of any Default or Event of Default, proceeds obtained from any Person who was a shareholder of First Tier Holdings as of the Closing Date, but only if such proceeds are used following the contribution thereof to the capital of Borrower solely for Capital Expenditures otherwise permitted hereunder and until used are segregated exclusively for such purpose), Borrower shall prepay the Loans in an amount equal to such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith. The payments shall be applied in accordance with subsection 1.5(E).

               (E) Application of Proceeds. With respect to the prepayments described in subsections 1.5(A), 1.5(B), 1.5(C) and 1.5(D), such prepayments shall first be applied in payment of any applicable premium with respect to prepayments described in subsection 1.5(A), shall then be applied to any applicable LIBOR Breakage Fees, shall then be applied to the Term Loans pro rata in the inverse order of maturity of the Scheduled Installments and, at any time after the Term Loans shall have been prepaid in full, such prepayments shall then be applied to reduce the outstanding principal balance of the Revolving Loans and as a permanent reduction of the Revolving Loan Commitment. Notwithstanding the foregoing, any Lender holding any portion of Term Loan A or Term Loan B may elect, by notice to Agent and Borrower at least one Business Day prior to any prepayment of Term Loan A and/or Term Loan B required or permitted to be made by Borrower for the account of such Lender pursuant to subsection 1.5(B), to cause all or a portion of such prepayment allocated to Term Loan A and Term Loan B (but only in pro rata portions of Term Loan A and Term Loan B) not to be applied to the Term Loan A and Term Loan B held by such Lender, in which case Borrower shall retain the proceeds of such waived prepayment. Considering each type of Loan being prepaid separately, any such prepayment shall be applied first to Base Rate Loans of the type required to be prepaid before application to LIBOR Loans of the type required to be prepaid, in each case in a manner which minimizes any resulting LIBOR Breakage Fee.

               (F) Letter of Credit Liability. In the event any Letters of Credit are outstanding at the time that Borrower prepays the Obligations or terminates the Revolving Loan Commitment, Borrower shall (1) deposit with Agent for the benefit of all Lenders with a Revolving Loan Commitment cash in an amount equal to one hundred and five percent (105%) of the aggregate outstanding Letter of Credit Liability to be available to Agent to reimburse payments of drafts drawn under such Letters of Credit and pay any fees and expenses related thereto and (2) prepay the fee payable under subsection 1.2(C) with respect to such Letters of Credit for the full remaining terms of such Letters of Credit. Upon termination of any such Letter of Credit, the unearned portion of such prepaid fee attributable to such Letter of Credit shall be refunded to Borrower.

               1.6     Maturity.

               All of the Obligations shall become due and payable as otherwise set forth herein, but in any event all of the remaining Obligations shall become due and payable upon termination of the Credit Agreement and/or upon Early Termination as set forth in subsection 1.1(A). Until all Obligations have been fully paid and satisfied (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted), the Revolving Loan Commitment has been terminated and all Letters of Credit have been terminated or otherwise secured to the satisfaction of Agent, Agent shall be entitled to retain the security interests in the Collateral granted under the Security Documents and the ability to exercise all rights and remedies available to them under the Loan Documents and applicable laws.

               1.7     Loan Accounts.

               Agent will maintain loan account records for (a) all Loans, interest charges and payments thereof, (b) all Letter of Credit Liability, (c) the charging and payment of all fees, costs and expenses and (d) all other debits and credits pursuant to this Agreement. The balance in the loan accounts shall be presumptive evidence of the amounts due and owing to

Lenders, provided that any failure by Agent to so record shall not limit or affect the Borrower's obligation to pay. Within five (5) days of the first of each month, Agent shall provide a statement for each loan account setting forth the principal of each account and interest due thereon. Borrower must deliver a written objection within sixty (60) days after receipt of the statement or the statement will be presumptive evidence of the Obligations absent manifest error. During the continuance of an Event of Default, Borrower irrevocably waives the right to direct the application of any and all payments and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to thereafter apply payments in any manner it deems appropriate.

               1.8     Yield Protection

               (A) Capital Adequacy and Other Adjustments. In the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or any corporation controlling such Lender and thereby reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by such Lender to Borrower and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

               (B) Increased LIBOR Funding Costs. If, after the date hereof, the introduction of, change in or interpretation of any law, rule, regulation, treaty or directive would impose or increase reserve requirements (other than as taken into account in the definition of LIBOR) or otherwise increase the cost to any Lender of making or maintaining a LIBOR Loan, then Borrower shall from time to time within fifteen (15) days after notice and demand from Agent (together with the certificate referred to in the next sentence) pay to Agent, for the account of all such affected Lenders, additional amounts sufficient to compensate such Lenders for such increased cost. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by Agent on behalf of all such affected Lenders to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

               1.9     Taxes.

               (A) No Deductions. Any and all payments or reimbursements made hereunder or under the Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto of any nature whatsoever imposed by any taxing authority, excluding such taxes to the extent imposed on Agent's or a Lender's net income by the jurisdiction in which Agent or such Lender is organized. If Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder to any Lender or Agent, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, such Lender or Agent receives an amount equal to the sum it would have received had no such deductions been made.

               (B) Changes in Tax Laws. In the event that, subsequent to the Closing Date, (1) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (2) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (3) compliance by Agent or any Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality:

               (a) does or shall subject Agent or any Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Letters of Credit issued hereunder, or change the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment fees or other fees payable hereunder or changes in the rate of tax on the overall net income of Agent or such Lender); or

               (b) does or shall impose on Agent or any Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein;

and the result of any of the foregoing is to increase the cost to Agent or any such Lender of issuing any Letter of Credit or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall promptly pay to Agent or such Lender, upon its demand, any additional amounts necessary to compensate Agent or such Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Agent or such Lender with respect to this Agreement or the other Loan Documents. If Agent or such Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Agent or such Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Agent or such Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

               (C) Foreign Lenders. Each Lender organized under the laws of a jurisdiction outside the United States (a "Foreign Lender") as to which payments to be made under this Agreement or under the Notes are exempt from United States withholding tax or are subject to United States withholding tax at a reduced rate under an applicable statute or tax treaty shall provide to Borrower and Agent (1) a properly completed and executed Internal Revenue Service Form W-8BEN or Form W-8ECI or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such Foreign Lender's entitlement to such exemption or reduced rate of withholding with respect to payments to be made to such Foreign Lender under this Agreement and under the Notes (a "Certificate of Exemption") or (2) a letter from any such Foreign Lender stating that it is not entitled to any such exemption or reduced rate of withholding (a "Letter of Non-Exemption"). Prior to becoming a Lender under this Agreement and within fifteen (15) days after a reasonable written request of Borrower or Agent from time to time thereafter, each Foreign Lender that becomes a Lender under this Agreement shall provide a Certificate of Exemption or a Letter of Non-Exemption to Borrower and Agent. If a Foreign Lender is entitled to an exemption with respect to payments to be made to such Foreign Lender under this Agreement (or to a reduced rate of withholding) and does not provide a Certificate of Exemption to Borrower and Agent within the time periods set forth in the preceding paragraph, Borrower shall withhold taxes from payments to such Foreign Lender at the applicable statutory rates and Borrower shall not be required to pay any additional amounts as a result of such withholding, provided that all such withholding shall cease upon delivery by such Foreign Lender of a Certificate of Exemption to Borrower and Agent.

               1.10    Optional Prepayment/Replacement of Lenders.

               Within fifteen (15) days after receipt by Borrower of written notice and demand from any Lender for payment pursuant to subsection 1.8 or 1.9 or, as provided in subsection 8.3(C), in the case of certain refusals by any Lender to consent to certain proposed amendments, modifications, terminations or waivers with respect to this Agreement that have been approved by Requisite Lenders (any such Lender demanding such payment or refusing to so consent being referred to herein as an "Affected Lender"), Borrower may, at its option, notify Agent and such Affected Lender of its intention to do one of the following:

               (A) Borrower may obtain, at Borrower's expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrower obtains a Replacement Lender that will purchase all outstanding Obligations owed to such Affected Lender and assume its commitments hereunder within ninety (90) days following notice of Borrower's intention to do so, the Affected Lender shall sell and assign all of its rights and delegate all of its obligations under this Agreement to such Replacement Lender in accordance with the provisions of subsection 8.1, provided that Borrower has reimbursed such Affected Lender for any administrative fee payable pursuant to subsection 8.1 and, in any case where such replacement occurs as the result of a demand for payment pursuant to subsection 1.8 or 1.9, paid all amounts required to be paid to such Affected Lender pursuant to subsection 1.8 or 1.9 through the date of such sale and assignment; or

               (B) With the prior written approval of the Requisite Lenders (calculated without giving effect to the Loans and Revolving Loan Commitment of the applicable Affected Lender), Borrower may prepay in full all outstanding Obligations owed to such Affected Lender (without any premium required with respect to the prepayment of Term Loan B) and terminate such Affected Lender's Pro Rata Share of the Revolving Loan Commitment, in which case the Revolving Loan Commitment will be reduced by the amount of such Pro Rata Share. Borrower shall, within ninety (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Lender (including, in any case where such prepayment occurs as the result of a demand for payment for increased costs, such Affected Lender's increased costs for which it is entitled to reimbursement under this Agreement through the date of such prepayment), and terminate such Affected Lender's obligations under the Revolving Loan Commitment.

                                   SECTION 2
                              AFFIRMATIVE COVENANTS

               Borrower covenants and agrees that so long as the Revolving Loan Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) and termination of the obligations of Lenders with respect to all Letters of Credit, Borrower shall perform and comply with, and shall cause each of the other Loan Parties to perform and comply with, all covenants in this
Section 2 applicable to such Person.

               2.1     Compliance With Laws and Contractual Obligations.

               Borrower will (a) comply with and cause each of its Subsidiaries to comply with (i) the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, employee retirement and welfare benefits, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which Borrower or its Subsidiaries are now doing business or may hereafter be doing business and (ii) the obligations, covenants and conditions contained in all Contractual Obligations of Borrower or such Subsidiary, as applicable other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and
(b) maintain or obtain and will cause each of its Subsidiaries to maintain or obtain, all licenses, qualifications and permits now held or hereafter required to be held by Borrower and its Subsidiaries, for which the loss, suspension, revocation or failure to obtain or renew, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. This subsection 2.1 shall not preclude the Borrower or any Subsidiary from contesting any taxes or other payments, if they are being diligently contested in good faith in a manner which stays enforcement thereof and if appropriate expense provisions have been recorded in conformity with GAAP. Borrower represents and warrants that, it (i) is in compliance and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority other than those laws, rules, regulations, orders and provisions of such Contractual Obligations the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (ii) maintains and each of its Subsidiaries maintains all licenses, qualifications and permits referred to above. The Borrower represents and warrants that the Loan Parties are in compliance with the Indenture and the Allied Subordinated Loan Documents.

               "Contractual Obligations," as applied to any Person, means any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject including, without limitation, the Related Transactions Documents.

               2.2     Maintenance of Properties; Insurance.

               Borrower will maintain or cause to be maintained in good repair, working order and condition all material properties used in the business of Borrower and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts reasonably acceptable to Agent and will deliver evidence thereof to Agent. Borrower will maintain business interruption insurance providing coverage for a period of at least six
(6) months and in an amount not less than $10,000,000. Borrower shall cause Agent, pursuant to endorsements and/or assignments in form and substance reasonably satisfactory to Agent, to be named as lender's loss payee in the case of casualty insurance, additional insured in the case of all liability insurance and assignee in the case of all business interruption insurance, in each case for the benefit of Agent and Lenders. Borrower represents and warrants that it and each of its Subsidiaries currently maintains all material properties as set forth above and maintains all insurance described above. In the event Borrower fails to provide Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Borrower's expense to protect Agent's interests in the Collateral. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Agent may not pay any claim made by

Borrower or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrower has obtained insurance as required by this Agreement. If Agent purchases insurance for the Collateral, Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by Agent in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance shall be added to the Obligations. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.

               2.3     Inspection; Lender Meeting.

               Borrower shall permit any authorized representatives of Agent to visit and inspect any of the properties of Borrower or any of its Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and certified public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Representatives of each Lender will be permitted to accompany representatives of Agent during each visit, inspection and discussion referred to in the immediately preceding sentence. Without in any way limiting the foregoing, Borrower will participate and will cause its key management personnel to participate in a meeting with Agent and Lenders at least once during each year, which meeting shall be held at such time and such place as may be reasonably requested by Agent.

               2.4     Organizational Existence.

               Except as otherwise permitted by subsection 3.6, Borrower will, and will cause each of its Subsidiaries (other than the Excluded Subsidiaries) to, at all times preserve and keep in full force and effect its organizational existence and all rights and franchises material to its business.

               2.5     Further Assurances.

               (A) Borrower shall and shall cause each Loan Party to, from time to time, execute such guaranties, financing statements, documents, security agreements and reports as Agent or Requisite Lenders at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations contemplated by the Loan Documents.

               (B) In the event any Loan Party acquires an interest in real property (other than an interest as lessee under an operating lease) after the Closing Date, Borrower shall and shall cause each Loan Party to deliver to Agent a fully executed mortgage or deed of trust over such real property in form and substance satisfactory to Agent, together with such title insurance policies, surveys, appraisals, evidence of insurance, legal opinions, environmental assessments and other documents and certificates as shall be required by Agent.

               (C) Borrower shall (i) cause each Person, upon its a Subsidiary of Borrower, promptly to guaranty the Obligations and to grant to Agent, for the benefit of Agent and Lenders, a security interest in the real, personal and mixed property of such Person to secure the Obligations and (ii) pledge, or cause to be pledged, to Agent, for the benefit of Agent and Lenders, all of the equity securities of such Subsidiary to secure the Obligations. The documentation for such guaranty and security shall be substantially similar to the Loan Documents executed concurrently herewith with such modifications as are reasonably requested by Agent.

               (D) Within ninety (90) days after the Closing Date, Borrower shall pledge to Agent, for the benefit of Agent and Lenders, sixty-six percent (66%) of the outstanding equity securities of SunSource Mexico, pursuant to documents reasonably requested by Agent.

               2.6     Interest Rate Agreement.

               Within ninety (90) days after the Closing Date, Borrower shall enter into, and shall thereafter maintain, Interest Rate Agreements with counterparties reasonably acceptable to Agent providing for interest rate protection (1) for an aggregate amount of fifty percent (50%) of the principal amount of the outstanding Term Loans, and (2) with other terms and conditions reasonably satisfactory to Agent.

               "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement designed to protect Borrower against fluctuations in interest rates entered into between Borrower and any Person pursuant to this Section 2.6.

               2.7     Certain Real Estate Leases.

               Borrower will cause SunSource Technology Services, LLC ("STS") to maintain cash balances in the amount of $1,600,000 from the proceeds of the sale of its assets and will cause STS to use such cash balances for the sole purpose of satisfying indemnification obligations of any Loan Party or any Subsidiary thereof pertaining to the following leased facilities of STS (in the case of (a), (b) and (c) below) and leased facilities of Kar Products, Inc. (in the case of items (d) and (e) below):

               (a)     Savage, Minnesota;

               (b)     Addison, Illinois;

               (c)     Homewood, Alabama;

               (d)     Itasca, Illinois; and

               (e)     Reno, Nevada.

At such time as First Tier Holdings (and/or any of its Subsidiaries which is liable with respect to such indemnification obligations) is released from all letter of credit and guaranty liabilities associated with all of the leases set forth above, Borrower shall be entitled to permit STS to release the specified amount and to cause such amount to be distributed to the shareholders of First Tier Holdings.

                                   SECTION 3
                               NEGATIVE COVENANTS

               Borrower covenants and agrees that so long as the Revolving Loan Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) and termination of the obligations of Lenders with respect to all Letters of Credit, Borrower shall perform and comply with, and shall cause each of the other Loan Parties to perform and comply with, all covenants in this
Section 3 applicable to such Person.

               3.1     Indebtedness.

               Borrower will not and will not permit any of its Subsidiaries (other than any Excluded Subsidiary) or First Tier Holdings or Second Tier Holdings directly or indirectly to create, incur, assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness (other than pursuant to a Contingent Obligation) except:

               (A)     the Obligations;

               (B) intercompany Indebtedness arising from loans made between Borrower and any of its wholly-owned domestic Subsidiaries (other than SunSource Mexico or any Excluded Subsidiary) or between any of such Subsidiaries; provided, however, that upon the request of Agent at any time, such Indebtedness shall be evidenced by promissory notes having terms reasonably satisfactory to Agent, the sole originally executed counterparts of which shall be pledged and delivered to Agent, for the benefit of Agent and Lenders, as security for the Obligations;

               (C) unsecured subordinated Indebtedness of Borrower to Allied in the original principal amount of $40,000,000 pursuant to the Allied Subordinated Loan Documents;

               (D) unsecured subordinated Indebtedness of First Tier Holdings evidenced by the Debentures in the par value principal amount of $105,000,000 pursuant to the Indenture;

               (E) additional unsecured Indebtedness which is subordinated to the Obligations in a manner satisfactory to Agent and Requisite Lenders and the financial terms of which are satisfactory to Agent and Requisite Lenders;

               (F) Indebtedness not to exceed $3,000,000 (increasing to $4,000,000 on January 1, 2003 and increasing to $5,000,000 on January 1, 2004) in the aggregate at any time outstanding (x) secured by purchase money Liens,
(y) incurred with respect to capital leases or (z) secured by Liens described in subsection 3.2(14);

               (G)     Indebtedness owing by Borrower to Second Tier Holdings;
and

               (H) additional unsecured Indebtedness not to exceed $1,000,000 in the aggregate at any time outstanding.

               3.2     Liens and Related Matters.

               (A) No Liens. Borrower will not and will not permit any of its Subsidiaries (other than any Excluded Subsidiary) directly or indirectly to create, incur, assume or permit to exist any Lien on or with respect to any property or asset of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances.

               "Permitted Encumbrances" means the following:

               (1) Liens for taxes, assessments or other governmental charges not yet due and payable or which are being diligently contested in good faith in a manner which stays enforcement of such Liens, provided that appropriate provisions shall have been established therefor in accordance with GAAP;

               (2) statutory and common law Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business for sums not more than thirty (30) days delinquent or which are being diligently contested in good faith in a manner which stays enforcement of such Liens, provided that appropriate provisions shall have been established therefore in accordance with GAAP;

               (3) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

               (4) deposits made in the ordinary course of business to secure liability to insurance carriers;

               (5) Liens securing purchase money Indebtedness or capital lease obligations; provided that: (a) the purchase or lease of the asset subject to any such Lien is permitted under subsection 4.1; (b) the Indebtedness or other obligation secured by any such Lien is permitted under subsection 3.1; (c) any such Lien encumbers only the asset so purchased or leased; and (d) the Indebtedness or other obligation secured by such Lien is incurred within ninety (90) days after the purchase or lease of such asset;

               (6) any attachment or judgment Lien not constituting an Event of Default under subsection 6.1(H);

               (7) easements, rights of way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

               (8) any interest or title of a lessor or sublessor under any lease not prohibited by this Agreement;

               (9) bankers' liens on bank accounts of Borrower or any of its Subsidiaries but only to the extent such Liens encumber Excluded Deposit Accounts or are permitted by, and such bank accounts are continuously subject to, bank agency (or comparable) agreements or a risk participation agreement with a Bank Line Issuer;

               (10) Liens in favor of Agent, for the benefit of Agent and Lenders;

               (11) Liens existing on the date hereof and renewals and extensions thereof, which Liens are set forth on Schedule 3.2(A)(11) hereto;

               (12) Liens which secure Indebtedness used to refinance the Indebtedness secured by Liens described in subsections (5) or (11) above, provided that such Liens do not encumber any additional assets and that the amount of the Indebtedness does not exceed the amount being refinanced;

               (13) Liens on cash or Cash Equivalents securing a Contingent Obligation permitted under subsection 3.4(I); and

               (14) Liens on fixed assets acquired in connection with any Permitted Acquisition, provided that such Liens (and the obligations secured thereby) were not granted (incurred) in contemplation of the consummation of the Permitted Acquisition.

               (B) No Negative Pledges. Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) directly or indirectly to enter into or assume any agreement (other than the Loan Documents and the Allied Subordinated Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, except upon property or assets subject to a Permitted Encumbrance described in subsections 3.2(A)(5), (11), (12) or (14).

               (C) No Restrictions on Subsidiary Distributions to Borrower. Except as provided herein, Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) directly or indirectly to create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to:
(1) pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interest owned by Borrower or any other Subsidiary; (2) pay any Indebtedness owed to Borrower or any other Subsidiary;
(3) make loans or advances to Borrower or any other Subsidiary; or (4) transfer any of its property or assets to Borrower or any other Subsidiary.

               3.3     Investments.

               Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) directly or indirectly to make or own any Investment in any Person except:

               (A) Borrower and its Subsidiaries may make and own Investments in Cash Equivalents; provided that such Cash Equivalents are not subject to setoff rights;

               (B) Borrower and its Subsidiaries may make intercompany loans to the extent permitted under subsection 3.1;

               (C) Borrower and its Subsidiaries (other than the Excluded Subsidiaries) may make Investments to consummate a Permitted Acquisition;

               (D) Borrower and its Subsidiaries may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding;

               (E) Borrower and its Subsidiaries may make capital contributions to their wholly-owned domestic Subsidiaries (other than the Excluded Subsidiaries);

               (F)     the Investments set forth on Schedule 3.3(F) hereto;

               (G) additional Investments made by Borrower in any Excluded Subsidiary, provided that such Investments are made solely with the proceeds of new capital contributions made by any Person who was a shareholder of First Tier Holdings as of the Closing Date to First Tier Holdings concurrently therewith; and

               (H) other Investments (made to Persons other than SunSource Mexico or any of the Excluded Subsidiaries), provided that the aggregate amount of all such Investments at any time does not exceed $2,000,000.

               "Investment" means (i) any direct or indirect purchase or other acquisition by Borrower or any of its Subsidiaries of any beneficial interest in, including stock, partnership interest or other equity securities of, or ownership interest in, any other Person; and (ii) any direct or indirect loan, advance or capital contribution by Borrower or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. For purposes of clause (H) above, the amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

               "Cash Equivalents" means: (i) marketable securities (A) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or (B) issued by any agency of the United States government the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after acquisition thereof and having, at the time of acquisition, a rating of at least A-1 from Standard & Poor's Ratings Group ("S&P") or at least P-1 from Moody's Investors Service, Inc. ("Moody's"); (iii) commercial paper maturing no more than one year from the date of acquisition and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that is at least (A) "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (B) has Tier 1 capital (as defined in such regulations) of not less than $250,000,000, in each case maturing within one year after issuance or acceptance thereof; and (v) shares of any money market mutual or similar funds that (A) has substantially all of its assets invested continuously in the types of investments referred to in clauses (i) through (iv) above, (B) has net assets of not less than $500,000,000 and (C) has the highest rating obtainable from either S&P or Moody's.

               3.4     Contingent Obligations.

               Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) or any other Loan Party directly or indirectly to create or become or be liable with respect to any Contingent Obligation except:

               (A)     Letter of Credit Liability;

               (B) those resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

               (C)     those existing on the Closing Date and described in
Schedule 3.4 annexed hereto;

               (D) those arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent mortgagee title insurance policies;

               (E) those arising with respect to customary indemnification obligations incurred in connection with Asset Dispositions (other than Asset Dispositions made by any Excluded Subsidiary or SunSource Mexico);

               (F) those incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations;

               (G) those incurred with respect to Indebtedness permitted by subsection 3.1 provided that any guaranty of Indebtedness that is subordinated to the Obligations shall be subordinated to the same extent;

               (H) any other Contingent Obligation not expressly permitted by clauses (A) through (G) above, so long as any such other Contingent Obligations, in the aggregate at any time outstanding, do not exceed $1,000,000 and are not incurred for the benefit of SunSource Mexico or any of the Excluded Subsidiaries; and

               (I) Interest Rate Agreements and other Contingent Obligations of the type described in clause (iii) of the "Contingent Obligation" definition below, which are entered into solely for hedging purposes and not for speculative purposes, provided that Borrower's maximum exposure with respect thereto does not at any time exceed the original cost of the hedging product plus the amount of all cash and Cash Equivalents initially required to be posted to secure Borrower's liabilities with respect thereto.

               "Contingent Obligation", as applied to any Person, means any direct or indirect liability of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the purpose or intent of the Person incurring such liability, or the effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (iii) under any foreign exchange contract, currency swap agreement, interest rate swap agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates; (iv) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement, or (v) pursuant to any agreement to purchase, repurchase or otherwise acquire any obligation or any property constituting security therefore, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed.

               3.5     Restricted Junior Payments.

               Borrower will not and will not permit any of its Subsidiaries (other than Excluded Subsidiaries) or First Tier Holdings directly or indirectly to declare, order, pay, make or set apart any sum for any Restricted Junior Payment, except that:

               (A) Borrower may make payments and distributions to Second Tier Holdings, which are immediately thereafter distributed in full by Second Tier Holdings to First Tier Holdings, that are used by First Tier Holdings to pay federal and state income taxes then due and owing, franchise taxes and other similar licensing expenses incurred in the ordinary course of business, Contingent Obligations described on Schedule 3.4 (other than items (A)(4),
(A)(5), (A)(7) (but solely with respect to items 4 and 5 of Schedule 10.1(D)),
(B)(1), (B)(2) and (B)(3)), professional fees and other ordinary course operating expenses; provided that Borrower's aggregate contribution to taxes as a result of the filing of a consolidated or combined return by First Tier Holdings shall not be greater, nor the aggregate receipt of tax benefits less, than they would have been had Borrower and its Subsidiaries (other than the Excluded Subsidiaries) not filed a consolidated or combined return with First Tier Holdings;

               (B) Wholly-owned Subsidiaries of Borrower may make Restricted Junior Payments to Borrower;

               (C) Borrower may make regularly scheduled cash interest payments (including cash payments of accrued interest on which interest has accrued) pursuant to the terms of the Allied Subordinated Loan Documents as in effect on the date hereof provided that no Default or Event of Default under subsection 6.1(A) hereof exists at the time of any such Restricted Junior Payment or would occur as a result thereof and provided that Borrower is in compliance with the provisions of each of subsection 3.10 and each subsection of
Section 4 hereof, in the case of each financial covenant recomputed on a pro forma basis for the most recently ended fiscal period for which financial statements have been delivered to the Agent hereunder assuming that the payment proposed to be made pursuant to this subsection 3.5(C) had been made on the last day of such fiscal period; and

               (D) Borrower may make payments and distributions to Second Tier Holdings, which are immediately thereafter distributed in full by Second Tier Holdings to First Tier Holdings, that are used by First Tier Holdings to make regularly scheduled cash interest payments pursuant to the terms of the Debentures as in effect on the date hereof provided that no Default or Event of Default under subsection 6.1(A) hereof exists at the time of any such Restricted Junior Payment or would occur as a result thereof and provided that Borrower is in compliance with the provisions of each of subsection 3.10 and each subsection of Section 4 hereof, in the case of each financial covenant recomputed on a pro forma basis for the most recently ended fiscal period for which financial statements have been delivered to the Agent hereunder assuming that the payment proposed to be made pursuant to this subsection 3.5(D) had been made on the last day of such fiscal period;

(E) Borrower may make payments and distributions to Second Tier Holdings, which are immediately thereafter distributed in full by Second Tier Holdings to First Tier Holdings, that are used by First Tier Holdings to redeem shares in First Tier Holdings from managers, officers, directors or employees upon termination of employment or other relationship with the Borrower, provided that such payments and distributions do not exceed $2,000,000 in any fiscal year, provided that no Default or Event of Default under subsection 6.1(A) hereof exists at the time of any such Restricted Junior Payment or would occur as a result thereof and provided that Borrower is in compliance with the provisions of each of subsection 3.10 and each subsection of Section 4 hereof, in the case of each financial covenant recomputed on a pro forma basis for the most recently ended fiscal period for which financial statements have been delivered to the Agent hereunder assuming that the payment proposed to be made pursuant to this subsection 3.5(E) had been made on the last day of such fiscal period;

               (F) Borrower may make payments and distributions to Second Tier Holdings, which are immediately thereafter distributed in full by Second Tier Holdings to First Tier Holdings, that are used by First Tier Holdings to make regularly scheduled management fee payments described on Schedule 3.8 hereof provided that no Default or Event of Default under subsection 6.1(A) hereof exists at the time of any such Restricted Payment or would occur as a result thereof and provided that Borrower is in compliance with the provisions of each of subsection 3.10 and each subsection of Section 4 hereof, in the case of each financial covenant recomputed on a pro forma basis for the most recently ended fiscal period for which financial statements have been delivered to the Agent hereunder assuming that the payment proposed to be made pursuant to this subsection 3.5(F) had been made on the last day of such fiscal period; and

               (G) On the Closing Date, Borrower may make up to $1,300,000 of payments and distributions to Second Tier Holdings, which are immediately thereafter distributed in full by Second Tier Holdings to First Tier Holdings and that are used by First Tier Holdings to repay a promissory note issued by First Tier Holdings to Allied, which promissory note was issued in exchange for 121,524 warrants to purchase stock of First Tier Holdings.

               "Restricted Junior Payment" means: (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or other equity security of, or ownership interest in, Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (ii) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or other equity security of, or ownership interest in, Borrower or any of its Subsidiaries now or hereafter outstanding; (iii) any payment or prepayment of interest on, principal of, premium, if any, redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the Obligations including, without limitation, the Indebtedness incurred pursuant to the Allied Subordinated Loan Documents or the Debentures; and (iv) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock or other equity security of, or ownership interest in, Borrower or any of its Subsidiaries now or hereafter outstanding; provided, however, that the term "Restricted Junior Payment" shall not include any distribution to any Person of (x) any cash or preferred stock which Borrower receives or is entitled to receive, with respect to the sale of the assets of any Excluded Subsidiary;
(y) the interest of Borrower in any Excluded Subsidiary or (z) any distribution of cash or other property received by Borrower from any Excluded Subsidiary.

               3.6     Restriction on Fundamental Changes.

               Borrower will not and will not permit any of its Subsidiaries (other than SunSource Mexico or the Excluded Subsidiaries) or First Tier Holdings or Second Tier Holdings directly or indirectly to: (a) amend, modify or waive any term or provision of its organizational documents, including without limitation its articles of incorporation, certificates of designations pertaining to preferred stock, by-laws, partnership agreement or operating agreement unless required by law or unless any such amendment, modification or waiver is not in any way adverse to the Lenders; (b) enter into any transaction of merger or consolidation except to consummate a Permitted Acquisition and except, upon not less than five (5) Business Days prior written notice to Agent, any wholly-owned Subsidiary of Borrower (other than the Excluded Subsidiaries) may be merged with or into Borrower (provided that Borrower is the surviving entity) or any other wholly-owned Subsidiary of Borrower domiciled and incorporated in the United States; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except in connection with a merger or consolidation permitted above; or (d) except for Permitted Acquisitions, acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

               3.7     Disposal of Assets or Subsidiary Stock.

               Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) directly or indirectly to convey, sell, lease, sublease, transfer or otherwise dispose of, or grant any Person an option to acquire, in one transaction or a series of related transactions, any of its property, business or assets, or the capital stock of or other equity interests in any of its Subsidiaries, whether now owned or hereafter acquired, except for
(a) sales of inventory in good faith to customers for fair value in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business, (b) sales of an asset in order to immediately enter into a leaseback of such asset under a capital lease which is permitted pursuant to the provisions of subsection 3.2, (c) transfers of assets described in clauses (x), (y) and (z) of the definition of the term "Restricted Junior Payment" and (d) Asset Dispositions if all of the following conditions are met: (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $500,000 and the aggregate market value of assets sold or otherwise disposed of in any fiscal year of Borrower does not exceed $1,000,000; (ii) the consideration received is at least equal to the fair market value of such assets; (iii) the sole consideration received is cash or an Investment permitted pursuant to subsection 3.3 hereof; (iv) the Net Proceeds of such Asset Disposition are applied as required by subsection 1.5(C); (v) after giving effect to the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrower is in compliance on a pro forma basis with the covenants set forth in
Section 4 recomputed for the most recently ended quarter for which information is available and is in compliance with all other terms and conditions of this Agreement; and (vi) no Default or Event of Default then exists or would result from such Asset Disposition.

               3.8     Transactions with Affiliates.

               Borrower will not and will not permit any of its Subsidiaries or any other Loan Party (other than the Excluded Subsidiaries) directly or indirectly to enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any management, consulting, investment banking, advisory or other similar services) with any Affiliate or with any director, officer or employee of any Loan Party, except (a) as set forth on Schedule 3.8, (b) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to Agent and which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, (c) payment of reasonable compensation to officers and employees for services actually rendered to Borrower or such Subsidiary and (d) payment of director's fees to Persons not otherwise affiliated with Allied or any Loan Party in an amount consistent with that paid by similar companies. Notwithstanding the foregoing, unless otherwise approved by Requisite Lenders, no payments may be made with respect to any management fee set forth on Schedule 3.8 unless Borrower is permitted to make payments and distributions for such purpose pursuant to the provisions of subsection 3.5(F).

               3.9     Conduct of Business.

               Borrower will not and will not permit any of its Subsidiaries directly or indirectly to engage in any business other than businesses of the type described on Schedule 3.9.

               3.10    Changes Relating to Indebtedness.

               Borrower will not and will not permit any of its Subsidiaries or First Tier Holdings directly or indirectly to change or amend the terms of any of its Indebtedness permitted by subsections 3.1(C), (D) and (E) if the effect of such amendment is to: (a) increase the interest rate on such Indebtedness; (b) change the dates upon which payments of principal or interest are due on or principal amount of such Indebtedness; (c) change any event of default or add or make more restrictive any covenant with respect to such Indebtedness; (d) change the prepayment provisions of such Indebtedness; (e) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to Borrower, any of its Subsidiaries, First Tier Holdings or Lenders.

               3.11    Fiscal Year.

               Borrower will not and will not permit any of its Subsidiaries to change its fiscal year.

               3.12    Press Release; Public Offering Materials.

               Borrower will not and will not permit any of its Subsidiaries to disclose the name of Agent or any Lender in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the securities of any Loan Party unless Agent or the applicable Lender has approved the content of any such disclosure.

               3.13    Subsidiaries.

               Except for Subsidiaries created or acquired to consummate a Permitted Acquisition, Borrower will not and will not permit any of its Subsidiaries directly or indirectly to establish, create or acquire any new Subsidiary.

               3.14    Bank Accounts.

               Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) to maintain or establish any bank account without prior written notice to Agent and unless Agent, Borrower or such Subsidiary and the bank at which the account is maintained or to be opened enter into a tri-party agreement regarding such bank account pursuant to which such bank acknowledges the security interest of Agent in such bank account, agrees to comply with instructions originated by Agent directing disposition of the funds in the bank account without further consent from Borrower, and agrees to subordinate and limit any security interest the bank may have in the bank account on terms satisfactory to Agent. The preceding sentence shall not apply to bank accounts which, in the aggregate, will at no time contain cash and Cash Equivalents with a value in excess of $100,000 ("Excluded Deposit Accounts").

                3.15    Permitted Acquisitions.

               Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) to acquire all or substantially all of the assets or more than fifty percent (50%) of the stock of any Person (or if such Person is not a corporation, other equity interests of such Person) unless
(i) such acquisition is consented to in writing by the Requisite Lenders, or
(ii) each of the following conditions has been satisfied:

               (a) Agent shall have received (1) such duly executed and delivered agreements, instruments and documents as Agent shall request in order to create in favor of Agent a perfected, priority Lien in the real, personal and mixed property so acquired to secure the Obligations (including without limitation a collateral assignment of applicable acquisition documents), and (2) such lien searches relating to the property being acquired as Agent shall request;

               (b) If such acquisition is an acquisition of stock or other equity interests in a Person, such Person guarantees the Obligations;

               (c) At the time of such acquisition, no Default and no Event of Default exists, or would exist upon the consummation thereof, both on an actual and a pro forma basis;

               (d) Borrower has demonstrated in writing to the satisfaction of Agent that the business to be acquired has had EBITDA (calculated in the manner set forth on Exhibit 4.8(C)) for the twelve (12) month period most recently ended of not less than negative $1,000,000, and that after giving effect thereto, EBITDA (calculated in the manner set forth on Exhibit 4.8(C)) for First Tier Holdings and its Subsidiaries (other than the Excluded Subsidiaries) for the twelve (12) month period most recently ended would be positive, if calculated on a pro forma basis after giving effect to the consummation of such acquisition; provided that if EBITDA for the business to be acquired (as calculated above) is a negative number, then Agent must be satisfied with the EBITDA level, in its sole discretion, even if said EBITDA level is between $0 and negative $1,000,000;

               (e) The amount of additional Loans available to Borrower under subsection 1.1(B) after giving effect to such acquisition shall equal or exceed $500,000;

               (f) The Total Consideration to be paid for such acquisition does not exceed $3,000,000, and together with the Total Consideration paid with respect to all other acquisitions that comply with this subsection 3.15 does not exceed $15,000,000;

               (g) The assets so acquired are located in the United States or Canada or, if such acquisition is structured as a purchase of stock, the Person so acquired is organized under the laws of Canada or a state in the United States, and the assets owned by such Person located in the United States or Canada;

               (h) Borrower has delivered to Agent not less than ten (10) Business Days prior to the consummation of the acquisition an acquisition summary providing a reasonably detailed description of the Person whose stock or assets are proposed to be acquired and the terms and conditions of the proposed purchase, along with such due diligence information (including, without limitation, due diligence information regarding any environmental matters) reasonably requested by, and in form and content acceptable to, Agent;

               (i) Borrower has delivered to Agent all legal documentation pertaining to such acquisition, which documentation shall be in form and substance reasonably acceptable to Agent (including without limitation a collateral assignment thereof in favor of Agent and legal opinions which allow for Agent's reliance thereon);

               (j) Borrower has delivered to Agent evidence in form and substance acceptable to Agent that Borrower is in compliance with the provisions of Section 4 hereof for the most recent fiscal period measured hereunder, recalculated as if the acquisition and related borrowing of Loans were consummated on the last day of such fiscal period;

               (k) The business being acquired is in the same line of business as described on Schedule 3.9; and

               (l) Borrower updates the schedules hereto and to each of the other Loan Documents, as applicable, provided in no event may any schedule be updated in a manner that would reflect or evidence a Default or Event of Default.

               "Total Consideration" means the total consideration paid with respect to any acquisition, including without limitation, (i) all payments made in cash and property, (ii) to the extent not included in clause (i) above, the amount paid or to be paid pursuant to non-compete agreements and consulting agreements, (iii) the amount of debt and other liabilities assumed and/or incurred (including in the case of an acquisition of stock or other equity interests, the amount of debt and other liabilities of the Person to be acquired), (iv) anticipated capital expenditures related to an acquisition and identified to Agent prior to the consummation of such acquisition and (v) the amount of all transaction fees.

               Each acquisition consummated in accordance with the provisions of this subsection 3.15 shall be referred to as a "Permitted Acquisition."

                                   SECTION 4
                          FINANCIAL COVENANTS/REPORTING

               Borrower covenants and agrees that so long as the Revolving Loan Commitment is in effect and until payment in full of all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim has been asserted) and termination of the Obligations of Lenders with respect to all Letters of Credit, Borrower shall perform and comply with, and shall cause each of the other Loan Parties to perform and comply with, all covenants in this Section 4 applicable to such Person.

               4.1     Capital Expenditure Limits.

               The aggregate amount of all Capital Expenditures of Borrower and its Subsidiaries (other than the Excluded Subsidiaries) will not exceed $15,500,000 in fiscal year 2001 or $13,500,000 in any fiscal year of Borrower thereafter. "Capital Expenditures" will be calculated as illustrated on Exhibit 4.8(C).

               4.2     Lease Limits.

               Borrower will not and will not permit any of its Subsidiaries (other than the Excluded Subsidiaries) directly or indirectly to become or remain liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any operating lease, synthetic lease or similar off-balance sheet financing, if the aggregate amount of all rents (or substantially equivalent payments) paid by Borrower and its Subsidiaries (other than the Excluded Subsidiaries) under all such leases would exceed $9,500,000 in fiscal year 2001 or 2002 or $10,500,000 in any fiscal year of Borrower thereafter.

               4.3     Adjusted EBITDA.

               Borrower shall not permit Adjusted EBITDA for the twelve (12) month period ending on the last day of any month set forth below to be less than the amount set forth below for such month, plus for each Permitted Acquisition, 85% of the sum of the Permitted Acquisition EBITDA and the Pro Forma Cost Reduction for the target thereof, each calculated as of the closing date of such Permitted Acquisition; provided that Permitted Acquisition EBITDA must be calculated by Borrower and acceptable to Agent and Requisite Lenders prior to the closing of the Permitted Acquisition.

              ------------------------------------------------------------------
               Month Ending                                   Amount
               ------------                                   ------
              ------------------------------------------------------------------
               October 31, 2001                               $35,250,000
              ------------------------------------------------------------------
               November 30, 2001                              $35,250,000
              ------------------------------------------------------------------
               December 31, 2001                              $36,000,000
              ------------------------------------------------------------------
               January 31, 2002                               $36,250,000
              ------------------------------------------------------------------
               February 28, 2002                              $36,250,000
              ------------------------------------------------------------------
               March 31, 2002                                 $37,000,000
              ------------------------------------------------------------------
               April 30, 2002                                 $37,500,000
              ------------------------------------------------------------------
               May 31, 2002                                   $37,500,000
              ------------------------------------------------------------------
               June 30, 2002                                  $38,500,000
              ------------------------------------------------------------------
               July 31, 2002                                  $39,000,000
              ------------------------------------------------------------------
               August 31, 2002                                $39,000,000
              ------------------------------------------------------------------

              ------------------------------------------------------------------
               Month Ending                                   Amount
               ------------                                   ------
              ------------------------------------------------------------------
               September 30, 2002                             $41,500,000
              ------------------------------------------------------------------
               October 31, 2002                               $42,000,000
              ------------------------------------------------------------------
               November 30, 2002                              $42,500,000
              ------------------------------------------------------------------
               December 31, 2002                              $43,000,000
              ------------------------------------------------------------------
               January 31, 2003                               $43,000,000
              ------------------------------------------------------------------
               February 28, 2003                              $43,000,000
              ------------------------------------------------------------------
               March 31, 2003                                 $43,000,000
              ------------------------------------------------------------------
               April 30, 2003                                 $43,000,000
              ------------------------------------------------------------------
               May 31, 2003                                   $43,000,000
              ------------------------------------------------------------------
               June 30, 2003                                  $43,000,000
              ------------------------------------------------------------------
               July 31, 2003                                  $43,000,000
              ------------------------------------------------------------------
               August 31, 2003                                $43,000,000
              ------------------------------------------------------------------
               September 30, 2003                             $45,000,000
              ------------------------------------------------------------------
               October 31, 2003                               $45,000,000
              ------------------------------------------------------------------
               November 30, 2003                              $45,000,000
              ------------------------------------------------------------------
               December 31, 2003                              $46,000,000
              ------------------------------------------------------------------
               January 31, 2004                               $46,000,000
              ------------------------------------------------------------------
               February 29, 2004                              $46,000,000
              ------------------------------------------------------------------
               March 31, 2004                                 $47,000,000
              ------------------------------------------------------------------
               April 30, 2004                                 $47,000,000
              ------------------------------------------------------------------
               May 31, 2004                                   $47,000,000
              ------------------------------------------------------------------
               June 30, 2004                                  $47,000,000
              ------------------------------------------------------------------
               July 31, 2004                                  $47,000,000
              ------------------------------------------------------------------
               August 31, 2004                                $47,000,000
              ------------------------------------------------------------------
               September 30, 2004                             $48,000,000
              ------------------------------------------------------------------
               October 31, 2004                               $48,000,000
              ------------------------------------------------------------------
               November 30, 2004                              $48,000,000
              ------------------------------------------------------------------
               December 31, 2004                              $49,000,000
              ------------------------------------------------------------------
               January 31, 2005                               $49,000,000
              ------------------------------------------------------------------
               February 28, 2005                              $49,000,000
              ------------------------------------------------------------------
               March 31, 2005                                 $49,000,000
              ------------------------------------------------------------------
               April 30, 2005                                 $49,000,000
              ------------------------------------------------------------------
               May 31, 2005                                   $49,000,000
              ------------------------------------------------------------------
               June 30, 2005                                  $50,000,000
              ------------------------------------------------------------------
               July 31, 2005                                  $50,000,000
              ------------------------------------------------------------------
               August 31, 2005                                $50,000,000
              ------------------------------------------------------------------
               September 30, 2005 and thereafter              $51,000,000
              ------------------------------------------------------------------

"Adjusted EBITDA" will be calculated as illustrated on Exhibit 4.8(C). Notwithstanding the foregoing, at all times after the calculation of this financial covenant as of June 30, 2002, this covenant will only be calculated as of the last day of each calendar quarter, rather than as of the last day of each month, until such time as Requisite Lenders provide the Borrower with a written notice reinstituting monthly covenant testing.

               4.4     Fixed Charge Coverage.

               Borrower shall not permit Fixed Charge Coverage for any twelve
(12) month period ending on the last day of any month ending during any of the periods set forth below to be less than the ratio set forth below for such period.

               ------------------------------------------------------------------
                Period                                       Applicable Ratio
                ------                                       ----------------
               ------------------------------------------------------------------
                October 31, 2001-December 31, 2002            1.05x
               ------------------------------------------------------------------
                January 31, 2003 and thereafter               1.10x
               ------------------------------------------------------------------

"Fixed Charge Coverage" will be calculated as illustrated on Exhibit 4.8(C).

               4.5     Total Interest Coverage.

               Borrower shall not permit Total Interest Coverage for any twelve
(12) month period ending on the last day of any month ending during any of the periods set forth below to be less than the ratio set forth below for such period.

           --------------------------------------------------------------------------
            Period                                               Applicable Ratio
            ------                                               ----------------
           --------------------------------------------------------------------------
            Closing Date - October 31, 2001                         1.95x
           --------------------------------------------------------------------------
            November 30, 2001 - April 30, 2002                      2.00x
           --------------------------------------------------------------------------
            May 1, 2002 - May 31, 2002                              2.10x
           --------------------------------------------------------------------------
            June 30, 2002 - August 31, 2002                         2.20x
           --------------------------------------------------------------------------
            September 30, 2002 - August 31, 2003                    2.30x
           --------------------------------------------------------------------------
            September 30, 2003 - November 30, 2003                  2.40x
           --------------------------------------------------------------------------
            December 31, 2003 - May 31, 2004                        2.50x
           --------------------------------------------------------------------------
            June 30, 2004 - August 31, 2004                         2.60x
           --------------------------------------------------------------------------
            September 30, 2004 - November 30, 2004                  2.70x
           --------------------------------------------------------------------------
            December 31, 2004 - May 31, 2005                        2.80x
           --------------------------------------------------------------------------
            June 30, 2005 and thereafter                            3.00x
           --------------------------------------------------------------------------

"Total Interest Coverage" will be calculated as illustrated on Exhibit 4.8(C). Notwithstanding the foregoing, at all times after the calculation of this financial covenant as of June 30, 2002, this covenant will only be calculated as of the last day of each calendar quarter, rather than as of the last day of each month, until such time as Requisite Lenders provide the Borrower with a written notice reinstituting monthly covenant testing.

               4.6     Senior Indebtedness to Adjusted EBITDA Ratio.

               Borrower shall not permit the ratio of Senior Indebtedness calculated as of the last day of any month during any of the periods set forth below to Adjusted EBITDA for the twelve (12) month period ending on such day to be greater than the ratio set forth below for such period.

              --------------------------------------------------------------------------
               Period                                            Applicable Ratio
               ------                                            ----------------
              --------------------------------------------------------------------------
               October 31, 2001 - December 31, 2002                    2.75x
              --------------------------------------------------------------------------
               January 31, 2003 - June 30, 2004                        2.50x
              --------------------------------------------------------------------------
               July 31, 2004 and thereafter                            2.25x
              --------------------------------------------------------------------------

"Senior Indebtedness" and "Adjusted EBITDA" will be calculated as illustrated on
Exhibit 4.8(C). Notwithstanding the foregoing, at all times after the calculation of this financial covenant as of June 30, 2002, this covenant will only be calculated as of the last day of each calendar quarter, rather than as of the last day of each month, until such time as Requisite Lenders provide the Borrower with a written notice reinstituting monthly covenant testing.

               4.7     Total Indebtedness to Adjusted EBITDA Ratio.

               Borrower shall not permit the ratio of Total Indebtedness calculated as of the last day of any month during any of the periods set forth below to Adjusted EBITDA for the twelve (12) month period ending on such day to be greater than the ratio set forth below for such period.

              ------------------------------------------------------------------------
               Period                                           Applicable Ratio
               ------                                           ----------------
              ------------------------------------------------------------------------
               October 31, 2001-December 31, 2002                    4.00x
              ------------------------------------------------------------------------
               January 31, 2003-June 30, 2004                        3.75x
              ------------------------------------------------------------------------
               July 31, 2004 and thereafter                          3.50x
              ------------------------------------------------------------------------

"Total Indebtedness" will be calculated as illustrated on Exhibit 4.8(C). Notwithstanding the foregoing, at all times after the calculation of this financial covenant as of June 30, 2002, this covenant will only be calculated as of the last day of each calendar quarter, rather than as of the last day of each month, until such time as Requisite Lenders provide the Borrower with a written notice reinstituting monthly covenant testing.

               4.8     Financial Statements and Other Reports.

               Borrower will maintain, and cause each of its Subsidiaries and each other Loan Party to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP (it being understood that monthly financial statements are not required to have footnote disclosures). Borrower will deliver each of the financial statements and other reports described below to Agent (and each Lender in the case of the financial statements and other reports described in subsections (A), (B), (C), (E), (F),
(I), (J) and (K)).

               (A) Monthly/Quarterly Financials. As soon as available and in any event within thirty (30) days after the end of each month (including the last month of Borrower's fiscal year), Borrower will deliver (1) the consolidated and consolidating balance sheets of First Tier Holdings and its Subsidiaries, as at the end of such month, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current fiscal year of Borrower to the end of such month (it being understood that consolidating financial statements are only required to be delivered within thirty (30) days after the end of each calendar quarter), (2) a schedule of the outstanding Indebtedness for borrowed money of First Tier Holdings and its Subsidiaries (other than the Obligations) describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (3) a "Hillman Performance Report" (in the form provided to Agent prior to Closing Date) for the periods for which financial statements are being delivered.

               (B) Year-End Financials. As soon as available and in any event within ninety (90) days after the end of each fiscal year of Borrower, Borrower will deliver (1) the consolidated balance sheet of First Tier Holdings and its Subsidiaries as at the end of such year, and the related consolidated statement of income, stockholders' equity and cash flow for such fiscal year,
(2) a schedule of the outstanding Indebtedness for borrowed money of First Tier Holdings and its Subsidiaries (other than the Obligations) describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan and (3) a report with respect to the consolidated financial statements from a firm of Certified Public Accountants selected by Borrower and reasonably acceptable to Agent, which report shall be prepared in accordance with Statement of Auditing Standards No. 58 (the "Statement") entitled "Reports on Audited Financial Statements" and such report shall be "Unqualified" (as such term is defined in such Statement).

               (C) Compliance and Pricing Certificate. Together with each delivery of financial statements of First Tier Holdings and its Subsidiaries pursuant to subsection 4.8(A) above, Borrower will deliver a fully and properly completed Compliance and Pricing Certificate (in substantially the same form as Exhibit 4.8(C)) signed by Borrower's chief executive officer or chief financial officer.

               (D) Accountants' Reports. Promptly upon receipt thereof, Borrower will deliver copies of all significant reports submitted by Borrower's firm of certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of First Tier Holdings or its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their services.

               (E) Availability Certificate. As soon as available and in any event within ten (10) Business Days after the end of each month, and from time to time upon the request of Agent, Borrower will deliver an Availability Certificate (in substantially the same form as Exhibit 4.8(E)) as at the last day of such period.

               (F) Management Report. Together with each delivery of financial statements pursuant to subsections 4.8(A) (but solely with respect to the financial statements delivered as of the last day of each of the first three fiscal quarters of each year) and 4.8(B), Borrower will deliver a management report (1) describing the operations and financial condition of First Tier Holdings and its Subsidiaries (other than the Excluded Subsidiaries) for the fiscal quarter then ended and the portion of the current fiscal year then elapsed (or for the fiscal year then ended in the case of year-end financials),
(2) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered pursuant to subsection 4.8(I) and (3) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Borrower to the effect that such information fairly presents the results of operations and financial condition of Borrower and its Subsidiaries as at the dates and for the periods indicated.

               (G)     [Intentionally Omitted]

               (H) Appraisals. From time to time, if Agent or any Lender determines that obtaining appraisals is necessary in order for Agent or such Lender to comply with applicable laws or regulations, Agent will, at Borrower's expense, obtain appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current fair market values of all or any portion of the real estate owned by Borrower or any of its Subsidiaries. In addition to the foregoing, from time to time, but in the absence of a Default or Event of Default not more than once during each calendar year, Agent may require Borrower to obtain and deliver to Agent appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current market values of all or any portion of the real estate owned by Borrower or any of its Subsidiaries (other than the Excluded Subsidiaries). In addition to the foregoing, during the continuance of any Default or any Event of Default, Agent may obtain, at Borrower's expense, appraisal reports in form and substance and from appraisers satisfactory to Agent stating the then current market values of all or any portion of the real estate and personal property owned by Borrower or any of its Subsidiaries (other than the Excluded Subsidiaries).

               (I) Projections. As soon as available and in any event no later than forty-five (45) days after the end of each fiscal year of Borrower, Borrower will deliver a budget for, and Projections of, First Tier Holdings and its Subsidiaries (other than the Excluded Subsidiaries) for the forthcoming three (3) fiscal years (or for the forthcoming one (1) fiscal year in the case of the budget), year by year, and for the forthcoming fiscal year, month by month.

               (J) SEC Filings and Press Releases. Promptly upon their becoming available, Borrower will deliver copies of (1) all financial statements, reports, notices and proxy statements sent or made available by First Tier Holdings or any of its Subsidiaries to its security holders, (2) all regular and periodic reports and all registration statements and prospectuses, if any, filed by First Tier Holdings or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (3) all press releases and other statements made available by First Tier Holdings or any of its Subsidiaries to the public concerning developments in the business of any such Person.

               (K) Events of Default, Etc. Promptly upon any officer of Borrower obtaining knowledge of any of the following events or conditions, Borrower shall deliver copies of all notices given or received by First Tier Holdings or any of its Subsidiaries with respect to any such event or condition and a certificate of Borrower's chief financial officer specifying the nature and period of existence of such event or condition and what action First Tier Holdings or any of its Subsidiaries has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes, or which could reasonably be expected to result in the occurrence of, an Event of Default or Default; (2) any notice that any Person has given to Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default or event or condition of the type referred to in subsection 6.1(B); or (3) any event or condition that could reasonably be expected to result in any Material Adverse Effect.

               (L) Litigation. Promptly upon any officer of Borrower obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Loan Party or any property of any Loan Party not previously disclosed by Borrower to Agent or
(2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Loan Party or any property of any Loan Party which, in each case, could reasonably be expected to have a Material Adverse Effect, Borrower will promptly give notice thereof to Agent and provide such other information as may be reasonably available to them to enable Agent and its counsel to evaluate such matter.

               (M) Notice of Corporate and other Changes. Borrower shall provide prompt written notice of (1) all jurisdictions in which a Loan Party becomes qualified after the Closing Date to transact business, (2) any change after the Closing Date in the authorized and issued equity securities of any Loan Party or any amendment to their articles or certificate of incorporation, by-laws, partnership agreement or other organizational documents, (3) any Subsidiary created or acquired by any Loan Party after the Closing Date, such notice, in each case, to identify the applicable jurisdictions, capital structures or Subsidiaries, as applicable, and (4) any other event that occurs after the Closing Date which would cause any of the representations and warranties in Section 5 of this Agreement or in any other Loan Document to be untrue or misleading in any material respect. The foregoing notice requirement shall not be construed to constitute Requisite Lenders' consent to any transaction referred to above which is not expressly permitted by the terms of this Agreement.

               (N) Debenture Interest Deferral. Borrower shall provide prompt written notice of any election to defer interest on the Debentures pursuant to Section 2.04 of the Indenture.

               (O) Other Information. With reasonable promptness, Borrower will deliver such other information and data with respect to any Loan Party or any Subsidiary of any Loan Party as from time to time may be reasonably requested by Agent.

               4.9 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

               For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Agent pursuant to subsection 4.8 shall be prepared in accordance with GAAP as in effect at the time of such preparation and unless otherwise expressly provided herein, shall apply to First Tier Holdings and its consolidated Subsidiaries on a consolidated basis. No "Accounting Changes" (as defined below) shall affect financial covenants, standards or terms in this Agreement; provided that Borrower shall prepare footnotes to each Compliance and Pricing Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a) changes in accounting principles required by GAAP and implemented by Borrower;
(b) changes in accounting principles recommended by Borrower's certified public accountants and implemented by Borrower; and (c) changes in carrying value of First Tier Holdings' or any of its Subsidiaries' assets, liabilities or equity accounts resulting from (i) the application of purchase accounting principles (A.P.B. 16 and/or 17 and EITF 88-16 and FASB 109) to the Related Transactions or
(ii) as the result of any other adjustments that, in each case, were applicable to, but not included in, the Pro Forma. All such adjustments described in clause
(c) above resulting from expenditures made subsequent to the Closing Date (including, but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made.

                                   SECTION 5
                         REPRESENTATIONS AND WARRANTIES

               To induce Agent and Lenders to enter into the Loan Documents, to make Loans and to issue or cause to be issued Letters of Credit, Borrower represents, warrants and covenants to Agent and each Lender that the following statements are and, after giving effect to the Related Transactions, will remain true, correct and complete for so long the Revolving Loan Commitment shall be in effect and until payment in full of all Obligations:

               5.1     Disclosure.

               No representation or warranty of any Loan Party contained in this Agreement, the financial statements referred to in subsection 5.5 (other than the Pro Forma), the other Related Transactions Documents or any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any such Person for use in connection with the Loan Documents or the Related Transactions Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein (taken as a whole) not misleading in light of the circumstances in which the same were made.

               5.2     No Material Adverse Effect.

               Since December 31, 2000 there have been no events or changes in facts or circumstances affecting any Loan Party which individually or in the aggregate have had or could reasonably be expected to have a Material Adverse Effect and that have not been disclosed herein or in the attached Schedules.

               5.3     No Conflict.

               The consummation of the Related Transactions does not and will not violate or conflict with any laws, rules, regulations or orders of any governmental authority or violate, conflict with, result in a breach of, or constitute a default (with due notice or lapse of time or both) under any Contractual Obligation or organizational documents of any Loan Party except if such violations, conflicts, breaches or defaults could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

               5.4     Organization, Powers, Capitalization and Good Standing.

               (A) Organization and Powers. Each of the Loan Parties is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and qualified to do business in all states where such qualification is required except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect. The jurisdiction of organization and all jurisdictions in which each Loan Party is qualified to do business are set forth on Schedule 5.4(A). Each of the Loan Parties has all requisite organizational power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted, to enter into each Related Transactions Document to which it is a party and to incur the Obligations, grant liens and security interests in the Collateral and carry out the Related Transactions.

               (B) Capitalization. The authorized equity securities of each of the Loan Parties is as set forth on Schedule 5.4(B). All issued and outstanding equity securities of each of the Loan Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders, and such equity securities were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. The identity of the holders of the equity securities of each of the Loan Parties and the percentage of their fully-diluted ownership of the equity securities of each of the Loan Parties is set forth on Schedule 5.4(B). No shares of the capital stock or other equity securities of any Loan Party, other than those described above, are issued and outstanding. Except as provided in Schedule 5.4(B), there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party of any equity securities of any such entity.

               (C) Binding Obligation. This Agreement is, and the other Related Transactions Documents when executed and delivered will be, the legally valid and binding obligations of the applicable parties thereto, each enforceable against each of such parties, as applicable, in accordance with their respective terms.

               5.5     Financial Statements and Projections.

               All financial statements concerning First Tier Holdings and its Subsidiaries which have been or will hereafter be furnished to Agent pursuant to this Agreement, including those listed below, have been or will be prepared in accordance with GAAP consistently applied (except as disclosed therein) and do or will present fairly the financial condition of the entities covered thereby as at the dates thereof and the results of their operations for the periods then ended, subject to, in the case of unaudited financial statements, the absence of footnotes and year-end adjustments.

               (A) The consolidated balance sheets at December 31, 2000 and the related statement of income of First Tier Holdings and its Subsidiaries, for the fiscal year then ended, audited by Price Waterhouse Coopers.

               (B) The consolidated balance sheet at August 31, 2001 and the related statement of income of First Tier Holdings and its Subsidiaries for the eight (8) months then ended.

The Pro Forma delivered on or prior to the Closing Date and the updated Projections delivered pursuant to subsection 4.8(I) are and will be based upon good faith estimates and assumptions believed by management of the relevant Loan Party to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results as set forth therein by a material amount.

               5.6     Intellectual Property.

               Borrower and each of its Subsidiaries (other than the Excluded Subsidiaries) owns, is licensed to use or otherwise has the right to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted that are material to the condition (financial or other), business or operations of Borrower or such Subsidiaries (collectively called "Intellectual Property") and all such Intellectual Property is identified on Schedule 5.6. Such Intellectual Property is duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filings or issuances, except where failure to do so could not reasonably be expected to be material to the continued business of Borrower. Except as disclosed in Schedule 5.6, the use of such Intellectual Property by Borrower and such Subsidiaries has not been alleged by any Person to infringe on the rights of any Person and does not infringe on any material rights of any Person.

               5.7     Investigations, Audits, Etc.

               Except as set forth on Schedule 5.7, (a) no claim for assessment or collection of taxes is presently being asserted against First Tier Holdings or any of its Subsidiaries, (b) neither First Tier Holdings nor any of its Subsidiaries is a party to any pending action, proceeding or investigation by any taxing authority relating to taxes, and (c) no such action, proceeding or investigation has been threatened. Except as set forth on Schedule 5.7, none of First Tier Holdings or any of its Subsidiaries, is the subject of any governmental investigation concerning the violation or possible violation of any law.

               5.8     Employee Matters.

               Except as set forth on Schedule 5.8, (a) no Loan Party nor any of their respective employees is subject to any collective bargaining agreement,
(b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between any Loan Party and its respective employees, other than employee grievances arising in the ordinary course of business which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 5.8, neither Borrower nor any of its Subsidiaries (other than the Excluded Subsidiaries) is party to an employment contract.

               5.9     Solvency.

               Borrower and its Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries), taken as a whole: (a) own and will own assets the fair saleable value of which are (i) greater than the total amount of their liabilities (including contingent liabilities) and

(ii) greater than the amount that will be required to pay the probable liabilities of their then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to them; (b) have capital that is not unreasonably small in relation to their business as presently conducted or after giving effect to any contemplated transaction; and (c) do not intend to incur and do not believe that they will incur debts beyond their ability to pay such debts as they become due.

                5.10    Litigation; Adverse Facts.

                Except as set forth on Subschedule 7.1, there are no judgments outstanding against any Loan Party or affecting any property of any Loan Party, nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after due inquiry, threatened against or affecting any Loan Party or any property of any Loan Party which could reasonably be expected to result in any Material Adverse Effect.

                5.11    Use of Proceeds; Margin Regulations.

                No part of the proceeds of any Loan will be used for "buying" or "carrying" "margin stock" within the respective meanings of such terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any other purpose that violates the provisions of the regulations of the Board of Governors of the Federal Reserve System. If requested by Agent, Borrower will furnish to Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

                                    SECTION 6
                          DEFAULT, RIGHTS AND REMEDIES

                6.1     Event of Default.

                "Event of Default" shall mean the occurrence or existence of any one or more of the following:

                (A) Payment. (1) Failure to pay any installment or other payment of principal of any Loan when due, or to repay Revolving Loans to reduce their balance to the Maximum Revolving Loan Balance or to reimburse any Issuing Lender for any payment made by such Issuing Lender under or in respect of any Letter of Credit when due or (2) failure to pay, within five (5) days after the due date, any interest on any Loan or any other amount due under this Agreement or any of the other Loan Documents; or

                (B) Default in Other Agreements. (1) Any event occurs that, after notice or the passage of time, requires the prepayment of all or any portion of the principal amount of any of the Indebtedness evidenced by any Debenture, or (2) failure of First Tier Holdings,

Borrower or any of their respective Subsidiaries to pay when due or within any applicable grace period any principal or interest on Indebtedness (other than the Loans) or any Contingent Obligations or (3) breach or default of First Tier Holdings, Borrower or any of their respective Subsidiaries, or the occurrence of any condition or event, with respect to any Indebtedness (other than the Loans) or any Contingent Obligations, if the effect of such failure to pay, breach, default or occurrence referred to in clause (2) or (3) is to cause or to permit the holder or holders then to cause, Indebtedness and/or Contingent Obligations having an individual principal amount in excess of $500,000 or having an aggregate principal amount in excess of $1,000,000 to become or be declared due prior to their stated maturity; or

                (C) Breach of Certain Provisions. Failure of Borrower to perform or comply with any term or condition contained in that portion of subsection 2.2 relating to Borrower's obligation to maintain insurance, subsection 2.3, Section 3 or Section 4; or

                (D) Breach of Warranty. Any representation, warranty, certification or other statement made by any Loan Party in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

                (E) Other Defaults Under Loan Documents. Borrower or any other Loan Party defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents (other than occurrences described in other provisions of this subsection 6.1 for which a different grace or cure period is specified or which constitute immediate Events of Default) and such default is not remedied or waived within thirty (30) days after the earlier of (1) receipt by Borrower of notice from Agent or Requisite Lenders of such default or (2) actual knowledge of Borrower or any other Loan Party of such default; or

                (F)     Involuntary Bankruptcy; Appointment of Receiver, Etc.
(1) A court enters a decree or order for relief with respect to First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) in an involuntary case under the Bankruptcy Code, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for forty-five (45) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries), under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries), or over all or a substantial part of their respective property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries), for all or a substantial part of the property of First Tier Holdings, Borrower or any such Subsidiary; or

                (G) Voluntary Bankruptcy; Appointment of Receiver, Etc. (1) First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of their respective property; or (2) First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) makes any assignment for the benefit of creditors; or (3) the Board of Directors of First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 6.1(G); or

                (H) Judgment and Attachments. Any money judgment, writ or warrant of attachment, or similar process (other than those described elsewhere in this subsection 6.1) involving (1) an amount in any individual case in excess of $500,000 or (2) an amount in the aggregate at any time in excess of $1,000,000 (in either case to the extent not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against First Tier Holdings, Borrower or any of their respective Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) Business Days prior to the date of any proposed sale thereunder; or

                (I) Dissolution. Any order, judgment or decree is entered against First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) decreeing the dissolution or split up of First Tier Holdings, Borrower or such Subsidiary and such order remains undischarged or unstayed for a period in excess of fifteen
(15) days; or

                (J) Solvency. First Tier Holdings, Borrower and all of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) considered in the aggregate, cease to be solvent (as represented in subsection 5.9) or admit in writing their present or prospective inability to pay their debts as they become due; or

                (K) Injunction. First Tier Holdings, Borrower or any of their respective Subsidiaries (other than SunSource Mexico and the Excluded Subsidiaries) is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than fifteen (15) days; or

                (L) ERISA; Pension Plans. (1) Institution of any steps by Borrower or any member of the Controlled Group or any other Person to terminate a Pension Plan if as a result of such termination Borrower or any member of the Controlled Group could reasonably be expected to be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $500,000; (2) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302 of ERISA securing more than $500,000; (3) there shall occur any withdrawal or partial withdrawal from a Multiemployer Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Plans as a result of such withdrawal (including any outstanding withdrawal liability that Borrower and the members of the Controlled Group have incurred on the date of such withdrawal) exceeds $500,000; (4) with respect to any Plan, Borrower or any member of the Controlled Group shall incur an accumulated funding deficiency or request a funding waiver from the IRS; or (5) there shall occur an ERISA Event or a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or IRC Section 4975; provided, however, that the events listed in clauses (4) and
(5) hereof shall constitute Events of Default only if the liability, deficiency or waiver request, whether or not assessed, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; or

                (M) Environmental Matters. First Tier Holdings, Borrower or any of their respective Subsidiaries fails to: (1) obtain or maintain any operating licenses or permits required by environmental authorities; (2) begin, continue or complete any remediation activities as required by any environmental authorities; (3) store or dispose of any hazardous materials in accordance with applicable environmental laws and regulations; or (4) comply with any environmental laws; if any such failure under clauses (1), (2), (3) or (4), individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; or

                (N) Invalidity of Loan Documents. Any of the Loan Documents for any reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

                (O) Damage; Strike; Casualty. Any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of Borrower or any of its Subsidiaries, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect; or

                (P) Licenses and Permits. The loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by Borrower or any of its

Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

                (Q) Failure of Security. Agent, for the benefit of Agent and Lenders, does not have or ceases to have a valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances) or any substantial portion thereof, in each case, for any reason other than the failure of Agent to take any action within its control; or

                (R)     Business Activities.

                (1) First Tier Holdings engages in any type of business activity other than the ownership of stock of Second Tier Holdings and SunSource Capital Trust, the payment of Contingent Obligations binding on it and set forth on Schedule 3.4 and performance of its obligations under the Related Transaction Documents to which it is a party and the Indenture; or

                (2) Second Tier Holdings engages in any type of business activity other than the ownership of stock of Borrower, the maintenance of the Indebtedness described in subsection 3.1(G) and performance of its obligations under the Related Transaction Documents to which it is a party; or

                (3) First Tier Holdings or Second Tier Holdings takes any action that would result in a breach by Borrower of any provision of this Agreement or First Tier Holdings amends or otherwise modifies its Management Agreement with Allied; or

                (4) Second Tier Holdings fails, within ten days after the end of any calendar year, to contribute to the capital of Borrower any and all cash and Cash Equivalents owned by Second Tier Holdings as of the last day of such year, which cash and Cash Equivalents shall include any and all payments of principal and interest made during such year to Second Tier Holdings by Borrower with respect to Indebtedness owing from time to time by Borrower to Second Tier Holdings; or

                (5) SunSource Mexico engages in any type of business other than business associated with the winding down and cessation of its current operations; or

                (S)     Change in Control.

                (1) Allied ceases to beneficially and of record own and control, directly or indirectly, free and clear of all Liens other than Liens in favor of Agent, at least fifty-one percent (51%) of the issued and outstanding shares of each class of capital stock or other equity securities of First Tier Holdings; or

                (2) First Tier Holdings ceases to beneficially and of record own and control one hundred percent (100%) of the issued and outstanding capital stock or other equity securities of Second Tier Holdings free and clear of all Liens other than Liens in favor of Agent; or

                (3) Second Tier Holdings ceases to beneficially and of record own and control one hundred percent (100%) of the issued and outstanding capital stock or other equity securities of Borrower free and clear of all Liens other than Liens in favor of Agent; or

                (4) Borrower ceases to beneficially own and control, directly or indirectly, free and clear of all Liens other than Liens in favor of Agent, 100% of the issued and outstanding shares of each class of capital stock or other equity securities entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the boards of directors of any Loan Party other than First Tier Holdings and Second Tier Holdings; or

                (5) The occurrence of a "Change of Control," as defined in the Allied Subordinated Loan Documents; or

                (T) Subordinated Indebtedness. The failure of First Tier Holdings, Borrower or any of their respective Subsidiaries or the failure of Allied to comply with the terms of any subordination or intercreditor agreement or any subordination provisions of any note or other document running to the benefit of Agent or Lenders; or

                (U)     Debentures.

                (1) First Tier Holdings fails to exercise its rights pursuant to Section 2.04 of the Indenture to extend the interest payment period of the Debentures at any time that Borrower is precluded from making payments and distributions pursuant to the provisions of subsection 3.5(D); or

                (2)     A "Tax Event" (as defined in the Indenture) occurs.

                6.2     Suspension or Termination of Commitments.

                Upon the occurrence of any Default or Event of Default, Agent may, and at the request of Requisite Lenders Agent shall, without notice or demand, immediately suspend or terminate all or any portion of Lenders' obligations to make additional Loans or issue or cause to be issued Letters of Credit under the Revolving Loan Commitment; provided that, in the case of a Default, if the subject condition or event is waived by Requisite Lenders or cured within any applicable grace or cure period, the Revolving Loan Commitment shall be reinstated.

                6.3     Acceleration and other Remedies.

                Upon the occurrence of any Event of Default described in subsections 6.1(F) or 6.1(G), the unpaid principal amount of and accrued interest and fees on the Term Loans and the Revolving Loans, the aggregate outstanding Letter of Credit Liability and all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the Revolving Loan Commitment shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Agent may, and at the request of the Requisite Lenders Agent shall, by written notice to Borrower (a) declare all or any portion of the Loans and all or any portion of the other Obligations to be, and the same shall forthwith become, immediately due and payable together with accrued interest thereon, and the obligations of Agent, Issuing Lenders and Lenders to make Revolving Loans and issue Letters of Credit shall thereupon terminate, (b) demand that Borrower immediately deposit cash with Agent for the benefit of Issuing Lenders in an amount equal to 105% of the aggregate outstanding Letter of Credit Liability and (c) exercise any other remedies which may be available under the Loan Documents or applicable law. Borrower hereby grants to Agent, for the benefit of Issuing Lenders and each Lender with a participation in any Letters of Credit then outstanding, a security interest in such cash collateral to secure all of the Letter of Credit Liability. Any such cash collateral shall be made available by Agent to Issuing Lenders to reimburse Issuing Lenders for payments of drafts drawn under such Letters of Credit and any fees and expenses of Bank Line Issuers or Issuing Lenders with respect to such Letters of Credit and the unused portion thereof, after all such Letters of Credit shall have expired or been fully drawn upon, shall be applied to repay any other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon and all Obligations shall have been satisfied and paid in full, the balance, if any, of such cash collateral shall be returned to Borrower. Borrower shall from time to time execute and deliver to Agent such further documents and instruments as Agent may request with respect to such cash collateral.

                6.4     Performance by Agent.

                If Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, Agent may perform or attempt to perform such covenant, duty or agreement on behalf of Borrower after the expiration of any cure or grace periods set forth herein. In such event, Borrower shall, at the request of Agent, promptly pay any amount reasonably expended by Agent in such performance or attempted performance to Agent, together with interest thereon at the highest rate of interest in effect upon the occurrence of an Event of Default as specified in subsection 1.2(E) from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Agent shall not have any liability or responsibility for the performance of any obligation of Borrower under this Agreement or any other Loan Document.

                6.5     Application of Proceeds.

                Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of Borrower, and Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent (provided that Agent does not prefer any Lender over any other Lender) and (b) in the absence of a specific determination by Agent with respect thereto, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs and expenses incurred by or owing to Agent and any Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to accrued and unpaid interest on the Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding (other than Obligations owed to any Lender under an Interest Rate Agreement); and fourth to any other indebtedness or obligations of Borrower owing to Agent or any Lender under the Loan Documents (provided that in all such cases, Agent does not prefer any Lender over any other Lender). Any balance remaining shall be delivered to Borrower or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.

                                   SECTION 7
                               CONDITIONS TO LOANS

                The obligations of Lenders to make Loans and to issue or cause to be issued Letters of Credit are subject to satisfaction of all of the applicable conditions set forth below.

                7.1     Conditions to Initial Loans.

                The obligations of Lenders to make the initial Loans and to issue or cause to be issued Letters of Credit on the Closing Date are, in addition to the conditions precedent specified in subsection 7.2, subject to the delivery of all documents listed on, the taking of all actions set forth on and the satisfaction of all other conditions precedent listed on Schedule 7.1, all in form and substance, or in a manner, satisfactory to Agent and Lenders. In addition to the foregoing, the obligations of the Lenders to make the initial Loans and to issue or cause to be issued Letters of Credit on the Closing Date is subject to the condition that the Senior Indebtedness to Adjusted EBITDA Ratio (as provided in subsection 4.6) is less than 2.4.

                7.2     Conditions to All Loans.

                The obligations of Lenders to make Loans and to issue or cause to be issued Letters of Credit on any date ("Funding Date") are subject to the further conditions precedent set forth below.

                (A) Agent shall have received a request for an advance of a Loan or the issuance of a Letter of Credit, in each case in accordance with the applicable provisions of subsection 1.1.

                (B) The representations and warranties contained in Section 5 of this Agreement and elsewhere herein and in the Loan Documents shall be (and each request by Borrower for a Loan or a Letter of Credit shall constitute a representation and warranty by Borrower that such representations and warranties are) true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty expressly limited by its terms to a specific date and taking into account any amendments to the schedules, subschedules or exhibits as a result of any disclosures made in writing by Borrower to Agent after the Closing Date which disclosures do not evidence an Event of Default.

                (C) No event shall have occurred and be continuing or would result from the funding or such Loans or the issuance of such Letters of Credit that would constitute an Event of Default or a Default.

                (D) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making any Loan or from issuing or causing to be issued any Letter of Credit.

                                    SECTION 8
                          ASSIGNMENT AND PARTICIPATION

                8.1     Assignments and Participations.

                (A) Assignments. Each Lender may from time to time assign, subject to the terms of an Assignment and Acceptance Agreement, its rights and delegate its obligations under this Agreement to another Person, provided that
(1) such Lender (excluding Heller) shall first obtain the written consent of Agent and Borrower (except Borrower's consent shall not be required during the existence of a Default or Event of Default), which consents shall not be unreasonably withheld; (2) the Pro Rata Share of the Revolving Loan Commitment and/or Term Loans being assigned shall in no event be less than the lesser of
(a) $3,000,000 and (b) the entire amount of the Pro Rata Share of the Revolving Loan Commitment and/or Term Loans of the assigning Lender; and (3) upon the consummation of each such assignment the assigning Lender shall pay Agent an administrative fee of $3,500. The administrative fee referred to in clause (3) of the preceding sentence shall not apply to an assignment of security interest in the Obligations as described in paragraph (E)(1) below or to an assignment to an affiliate. In the case of an assignment authorized under this subsection 8.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were an initial Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Pro Rata Share of the Revolving Loan Commitment or assigned portion thereof. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a Lender hereunder.

                (B) Recording of Assignments. Agent shall maintain at its office in Chicago, Illinois a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be presumptive evidence of the amounts due and owing to Lender in the absence of manifest error. Borrower, Agent and each Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower and any Lender, at any reasonable time upon reasonable prior notice.

                (C) Acceptance of Assignment by Agent. Upon its receipt of a duly completed Assignment and Acceptance Agreement executed by an assigning Lender and its assignee (together with the Notes subject to such assignment) and the administrative fee referred to above, Agent shall (subject to the consent of Agent and Borrower to such assignment, if required) (1) accept such Assignment and Acceptance Agreement, (2) record the information contained therein in the Register and replace Schedule 10.1(C) to reflect such Assignment and Acceptance Agreement and (3) give prompt notice thereof to Borrower and Lenders. Upon request by Agent, Borrower shall promptly execute and deliver to Agent Notes evidencing the Obligations owed by Borrower to the assignee and, if applicable, the assigning Lender, after giving effect to the assignment. Agent shall cancel the Notes delivered to it by the assigning Lender and deliver the new Notes to the assignee and, unless the assigning Lender has assigned all of its interests under this Agreement, the assigning Lender.

                (D) Participations. Any Lender may sell participations in all or any part of its Pro Rata Share of the Revolving Loan Commitment and/or Term Loans to another Person provided that such Lender (excluding Heller) shall first obtain the prior written consent of Agent, which consent shall not be unreasonably withheld. All amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly effecting (i) any reduction in the principal amount or interest rate payable with respect to any Loan in which such holder participates; (ii) any extension of the Commitment Termination Date, the date on which any Scheduled Installment is to be paid or the date fixed for any payment of interest payable with respect to any Loan in which such holder participates; or (iii) any release of all or substantially all of the Collateral (except if the sale, disposition or release of such Collateral is permitted under subsection 3.7 or 8.2 or any other Loan Document). Borrower hereby acknowledges and agrees that any participation will give rise to a direct obligation of Borrower to the participant, and the participant shall for purposes of subsections 1.8, 1.9, 8.4 and 9.1 be considered to be a Lender hereunder.

                (E) Security Interests in Obligations; Assignments to Affiliates. Notwithstanding any other provision of this Agreement, any Lender may at any time, following written notice to Agent, (1) pledge the Obligations held by it or create a security interest in all or any portion of its rights under this Agreement or the other Loan Documents in favor of any Person; provided, however, that (a) no such pledge or grant of security interest to any Person shall release such Lender from its obligations hereunder or under any other Loan Document and (b) the acquisition of title to such Lender's Obligations pursuant to any foreclosure or other exercise of remedies by such Person shall be subject to the provisions of this Agreement and the other Loan Documents in all respects including, without limitation, any consent required by subsection 8.1(A) and (2) assign all or any portion of its funded loans to an Affiliate of such Lender which is at least 50% owned by such Lender or its parent company, to one or more other Lenders or to a Related Fund. For purposes of this paragraph, a "Related Fund" shall mean, with respect to any Lender, a fund or other investment vehicle that invests in commercial loans and is managed by such Lender or by the same investment advisor that manages such Lender or by an Affiliate of such investment advisor.

                (F) Other Matters. Except as otherwise provided in this subsection 8.1 no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of a participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender. Each Lender may furnish any information concerning First Tier Holdings and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to the provisions of subsection 9.13. Borrower agrees that it will use its best efforts to assist and cooperate with Agent and any Lender in any manner reasonably requested by Agent or such Lender to effect the sale of a participation or an assignment described above. Notwithstanding anything contained in this Agreement to the contrary, so long as the Requisite Lenders shall remain capable of making LIBOR Loans, no Person shall become a Lender hereunder unless such Person shall also be capable of making LIBOR Loans.

                8.2     Agent.

                (A) Appointment. Each Lender hereby designates and appoints Heller as its Agent under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes Agent to execute and deliver the Security Documents and to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in this subsection 8.2 and subsections 8.3 and 9.2. The provisions of this subsection
8.2 are solely for the benefit of Agent and Lenders and neither Borrower nor any other Loan Party shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other Loan Party. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

                (B) Nature of Duties. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrower, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

                (C) Rights, Exculpation, Etc. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable to the extent of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but neither Agent nor any of its agents or representatives shall be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any Loan Party. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Loan Party, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders and, notwithstanding the instructions of Requisite Lenders, Agent shall have no obligation to take any action if it believes, in good faith, that such action exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with subsection 8.2(E).

                (D) Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

                (E) Indemnification. Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, but only to the extent that any of the foregoing is not reimbursed by Borrower; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Requisite Lenders until such additional indemnity is furnished. The obligations of Lenders under this subsection 8.2(E) shall survive the payment in full of the Obligations and the termination of this Agreement.

                (F) Heller Individually. With respect to its obligations under the Revolving Loan Commitment and the Loans made by it, Heller shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Heller in its individual capacity as a Lender or one of the Requisite Lenders. Heller, either directly or through strategic affiliations, may lend money to, acquire equity or other ownership interests in, provide advisory services to and generally engage in any kind of banking, trust or other business with any Loan Party as if it were not acting as Agent pursuant hereto and without any duty to account therefore to Lenders. Heller, either directly or through strategic affiliations, may accept fees and other consideration from any Loan Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

                (G)     Successor Agent.

                (1) Resignation. Agent may resign from the performance of all its agency functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (2) below or as otherwise provided below.

                (2) Appointment of Successor. Upon any such notice of resignation pursuant to clause (1) above, Requisite Lenders shall appoint a successor Agent which, unless an Event of Default has occurred and is continuing, shall be reasonably acceptable to Borrower. If a successor Agent shall not have been so appointed within the thirty (30) Business Day period referred to in clause (1) above, the retiring Agent, upon notice to Borrower, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders appoint a successor Agent as provided above.

                (3) Successor Agent. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this subsection 8.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                (H)     Collateral Matters.

                (1) Release of Collateral. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (i) upon termination of the Revolving Loan Commitment and payment and satisfaction of all Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted); (ii) constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) in accordance with the provisions of the next sentence. In addition, with the consent of Requisite Lenders, Agent may release any Lien granted to or held by Agent upon any Collateral having a book value not greater than ten percent (10%) of the total book value of all Collateral, either in a single transaction or in a series of related transactions; provided, however, that in no event will Agent, acting under the authority granted to it pursuant to this sentence, release Collateral having a total book value in excess of twenty percent (20%) of the book value of all Collateral, as determined by Agent, during any calendar year.

                (2) Confirmation of Authority; Execution of Releases. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in subsection 8.2(H)(1)), each Lender agrees to confirm in writing, upon request by Agent or Borrower, the authority to release any Collateral conferred upon Agent under clauses (i) and (ii) of subsection 8.2(H)(1). Upon receipt by Agent of any required confirmation from the Requisite Lenders of its authority to release any particular item or types of Collateral, and upon at least ten (10) Business Days prior written request by Borrower, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent upon such Collateral; provided, however, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                (3) Absence of Duty. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Security Documents exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 8.2(H) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Security Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

                (I) Agency for Perfection. Agent and each Lender hereby appoint each other Lender as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with the Uniform Commercial Code in any applicable jurisdiction, can be perfected by possession or control. Should any Lender (other than Agent) obtain possession or control of any such assets, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefore, shall deliver such assets to Agent or in accordance with Agent's instructions or transfer control to Agent in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any collateral security for the Loans unless instructed to do so by Agent, it being understood and agreed that such rights and remedies may be exercised only by Agent.

                (J) Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". Agent will notify each Lender of its receipt of any such notice. Agent shall take such action with respect to such Default or Event of Default as may be requested by Requisite Lenders in accordance with Section 6. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interests of Lenders.

                8.3     Amendments, Consents and Waivers.

                (A) Except as otherwise provided in subsection 8.2, this subsection 8.3 or in subsection 9.2 and except as to matters set forth in other subsections hereof or in any other Loan Document as requiring only Agent's consent, the consent of Requisite Lenders and Borrower will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents. The consent of Borrower shall constitute consent of all of its Subsidiaries.

                (B) In the event Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such consent.

                (C) If, in connection with any proposed amendment, modification, termination or waiver of any of the provisions of this Agreement requiring the consent or approval of all Lenders under subsection 9.2, the consent of Requisite Lenders is obtained but the consent of one or more other Lenders whose consent is required is not obtained, then Borrower shall have the right, so long as all such non-consenting Lenders are either replaced or prepaid as described in clauses (A) or (B) below, to either (A) replace the non-consenting Lenders with one or more Replacement Lenders pursuant to subsection 1.10(A) so long as each such Replacement Lender consents to the proposed amendment, modification, termination or waiver or (B) prepay in full the Obligations of the non-consenting Lenders and terminate the non-consenting Lenders' Pro Rata Shares of the Revolving Loan Commitment in accordance with subsection 1.10(B).

                8.4     Set Off and Sharing of Payments.

                In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, with reasonably prompt subsequent notice to Borrower (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (A) balances held by such Lender at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries), and (B) other property at any time held or owing by such Lender to or for the credit or for the account of Borrower or any of its Subsidiaries, against and on account of any of the Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender's Pro Rata Share of the Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and upon doing so shall deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

                8.5     Disbursement of Funds.

                Agent may, on behalf of Lenders, disburse funds to Borrower for Loans requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Loan before Agent disburses same to Borrower. If Agent elects to require that each Lender make funds available to Agent, prior to a disbursement by Agent to Borrower, Agent shall advise each Lender by telephone or telecopy of the amount of such Lender's Pro Rata Share of the Loan requested by Borrower no later than 1:00 p.m. Chicago time on the Funding Date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested Loan, in same day funds, by wire transfer to Agent's account on such Funding Date. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Agent's demand, Agent shall promptly notify Borrower, and Borrower shall immediately repay such amount to Agent. Any repayment required pursuant to this subsection 8.5 shall be without premium or penalty. Nothing in this subsection 8.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of subsection 8.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrower may have against any Lender as a result of any default by such Lender hereunder.

                8.6     Disbursements of Advances; Payment.

                (A) Revolving Loan Advances, Payments and Settlements; Interest and Fee Payments.

                (1) The Revolving Loan balance may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in Section 1 or subsection 8.5, Revolving Loan advances and payments will be settled among Agent and Lenders according to the procedures described in this subsection 8.6. Notwithstanding these procedures, each Lender's obligation to fund its portion of any advances made by Agent to Borrower will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

                (2) On the second (2nd) Business Day of each week, or more frequently (including daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone or telecopy of the amount of each such Lender's Pro Rata Share of the Revolving Loan balance as of the close of business of the (2nd) second Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's required Pro Rata Share of the Revolving Loan balance to such Lender's actual Pro Rata Share of the Revolving Loan balance as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. Chicago time on the Business Day following the Settlement Date.


                (3) For purposes of this subsection 8.6(A), the following terms and conditions will have the meanings indicated:

                (a) "Daily Loan Balance" means an amount calculated as of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender on a Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount on a Loan advanced by such Lender to Agent on that Loan from the Closing Date through and including such calendar day.

                (b) "Daily Interest Rate" means an amount calculated by dividing the interest rate payable to a Lender on a Loan (as set forth in subsection 1.2) as of each calendar day by 365 or 366 (as applicable for any given calendar year) in the case of Base Rate Loans and 360 in the case of all LIBOR Loans, in each case in a manner consistent with the provisions of subsection 1.2(D) hereof.

                (c) "Daily Interest Amount" means an amount calculated by multiplying the Daily Loan Balance of a Loan by the associated Daily Interest Rate on that Loan.

                (d) "Interest Ratio" means a number calculated by dividing the total amount of the interest on a Loan received by Agent with respect to the immediately preceding month by the total amount of interest on that Loan due from Borrower during the immediately preceding month.

On the first (1st) Business Day of each month ("Interest Settlement Date"), Agent will advise each Lender by telephone or telecopy of the amount of such Lender's share of interest and fees on each of the Loans as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of this Agreement or the applicable Assignment and Acceptance Agreement, as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Assignment and Acceptance Agreement) not later than 3:00 p.m. Chicago time on the next Business Day following the Interest Settlement Date, such Lender's share of interest and fees on each of the Loans. Such Lender's share of interest on each Loan will be calculated for that Loan by adding together the Daily Interest Amounts for each calendar day of the prior month for that Loan and multiplying the total thereof by the Interest Ratio for that Loan. Each Lender's share of the commitment fee described in subsection 1.2(B) shall be an amount equal to (1)(a) such Lender's Revolving Loan Commitment less (b) the sum of (i) such Lender's average Daily Loan Balance of the Revolving Loans plus (ii) such Lender's Pro Rata Share of the average daily aggregate amount of Letter of Credit Liability, in each case for the preceding month, multiplied by (2) the percentage required by subsection 1.2(B). To the extent Agent does not receive the total amount of the commitment fee owing by Borrower, the commitment fee payable to each Lender shall be reduced on a pro rata basis. Any funds disbursed or received by Agent pursuant to subsection 8.5 or 8.6(A)(1), prior to the Settlement Date for such disbursement or payment shall be deemed advances or remittances by Agent, in its capacity as a Lender, for purposes of calculating interest and fees pursuant to this subsection 8.6(A).

                (B) Term Loan Principal Payments. Payments of principal of the Term Loans will be settled on the date of receipt if received by Agent on the last Business Day of a calendar quarter or on the Business Day immediately following the date of receipt if received on any day other than the first Business Day of a month.

                (C)     Availability of Lender's Pro Rata Share.

                (1) Unless Agent shall have received written notice from a Lender prior to a Funding Date that such Lender will not make available its Pro Rata Share of a Loan requested by Borrower, Agent may assume that such Lender has made such amount available to Agent on the Business Day following the next Settlement Date. If a Lender has not in fact made its Pro Rata Share available to the Agent on such date (any such Lender a "Defaulting Lender"), then the Defaulting Lender and Borrower severally agree to pay to Agent forthwith on demand such amount without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from and including the date such amount is made available to Agent by Borrower or such Defaulting Lender to but excluding the date of payment to Agent, at (a) in the case of the Defaulting Lender, the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation or (b) in the case of Borrower, the interest rate applicable under this Agreement with respect to such Loan.

                (2) Agent shall not be obligated to transfer to a Defaulting Lender any payment made by Borrower to Agent or any amount otherwise received by Agent for application to the Obligations nor shall Defaulting Lender be entitled to the sharing of any interest, fees or other payments hereunder until full payment is made to Agent in the manner described above.

                (3) For purposes of voting or consenting to matters with respect to the Loan Documents, a Defaulting Lender shall be deemed not to be a "Lender" and such Defaulting Lender's Commitments and outstanding Loans shall be deemed to be zero until full payment is made to Agent in the manner described above.

                (4) Without limiting the generality of the foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Loan made after any Event of Default or acceleration of the Obligations with respect to any draw on a Letter of Credit.

                (D)     Return of Payments.

                (1) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind together with interest thereon, for each day from and including the date such amount is made available by Agent to such Lender to but excluding the date of repayment to Agent, at the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation.

                (2) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other person pursuant to any requirement of law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

                8.7     Co-Agents.

                The Co-Agents, in their capacity as such, shall have no rights, powers, duties or responsibilities hereunder or under any other Loan Document and no implied rights, powers, duties or responsibilities shall be read into this Agreement or any other Loan Document or otherwise exist on behalf of or against any such Co-Agent in its capacity as such. If any Co-Agent resigns as such, no successor shall be appointed.

                                   SECTION 9
                                  MISCELLANEOUS

                9.1     Indemnities.

                Borrower agrees to indemnify, pay, and hold Agent, each Lender (individually and in their capacity as Issuing Lenders) and their respective officers, directors, employees, agents, and attorneys (the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs and expenses (including all reasonable fees and expenses of counsel to such Indemnitees) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Indemnitee as a result of such Indemnitees being a party to this Agreement or the transactions consummated pursuant to this Agreement or otherwise relating to any of the Related Transactions; provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to liabilities to the extent resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. This subsection and other indemnification provisions contained within the Loan Documents shall survive the termination of this Agreement.

                9.2     Amendments and Waivers.

                Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement, the Notes or any of the other Loan Documents, or consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders (or Agent, if expressly set forth herein, in any Note or in any other Loan Document) and the applicable Loan Party; provided, that except to the extent permitted by the applicable Assignment and Acceptance

Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (a) increase the Revolving Loan Commitment of any Lender without the prior written consent of such Lender or increase any Lender's Pro Rata Share of the Revolving Loan Commitment without the prior written consent of such Lender; (b) reduce the principal of or the rate of interest on any Loan or the fees payable with respect to any Loan or Letter of Credit or reduce the amount of any Scheduled Installment; (c) extend the Commitment Termination Date, the date on which any Scheduled Installment is to be paid or any date fixed for any payment of interest or fees; (d) change the definition of the term Requisite Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (e) release Collateral (except if the sale, disposition or release of such Collateral is permitted under subsection 3.7 or 8.2 or any other Loan Document) or any guarantor of the Obligations; (f) amend or waive this subsection 9.2 or the definitions of the terms used in this subsection 9.2 insofar as the definitions affect the substance of this subsection 9.2; (g) amend or waive subsection 9.10; (h) amend the 2.75 multiplier used to calculate the Governor or amend any component of the Governor for purposes of calculating the Governor; or (i) the final sentence of subsection 1.1(B)(2); and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to all Lenders required to take such action. Notwithstanding anything to the contrary in this subsection 9.2, Agent and Borrower may execute amendments to this Agreement and the other Loan Documents for the purpose of correcting typographical errors without the consent of Lenders. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No notice to or demand on Borrower or any other Loan Party in any case shall entitle Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.2 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes and, if signed by a Loan Party, on such Loan Party.

                9.3     Notices.

                Any notice or other communication required shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago time; (c) if delivered by overnight courier, one
(1) Business Day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) Business Days after deposit with postage prepaid and properly addressed.

                Notices shall be addressed as follows:

If to Borrower:              THE HILLMAN GROUP, INC.
                             10590 Hamilton Avenue
                             Cincinnati, Ohio 45231
                             ATTN: James P. Waters
                             Telecopy: (513) 595-8297

With copies to:              SUNSOURCE, INC.
                             One Logan Square
                             Suite 3000
                             Philadelphia, Pennsylvania 19103
                             ATTN: Joseph M. Corvino
                             Telecopy: (215) 282-1309

                             and

                             ALLIED CAPITAL CORPORATION
                             919 Pennsylvania Avenue, NW
                             Washington, D.C. 20006
                             ATTN: Daniel L. Russell
                             Telecopy: (202) 659-2053

If to Agent or Heller:       HELLER FINANCIAL, INC.
                             500 West Monroe Street
                             Chicago, Illinois 60661
                             ATTN: Account Manager
                                   Corporate Finance
                             Telecopy: (312) 441-7367

With a copy to:              HELLER FINANCIAL, INC.
                             500 West Monroe Street
                             Chicago, Illinois 60661
                             ATTN: Legal Services
                                   Corporate Finance
                             Telecopy: (312) 441-6876

If to a Lender:              To the address set forth on the signature page
                             hereto or in the applicable Assignment and Acceptance Agreement

                9.4     Failure or Indulgence Not Waiver; Remedies Cumulative.

                No failure or delay on the part of Agent or any Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any other Loan Documents shall impair such power, right, or privilege or be construed to be a waiver of any Default or Event of Default. All rights and remedies existing hereunder or under any other Loan Document are cumulative to and not exclusive of any rights or remedies otherwise available.

                9.5     Marshaling; Payments Set Aside.

                Neither Agent nor any Lender shall be under any obligation to marshal any assets in payment of any or all of the Obligations. To the extent that Borrower makes payment(s) or Agent enforces its Liens or Agent or any Lender exercises its right of set-off, and such payment(s) or the proceeds of such enforcement or set-off is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be repaid by anyone, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefore, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

                9.6     Severability.

                The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.

                9.7 Lenders' Obligations Several; Independent Nature of Lenders' Rights.

                The obligation of each Lender hereunder is several and not joint and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder. In the event that any Lender at any time should fail to make a Loan as herein provided, the Lenders, or any of them, at their sole option, may make the Loan that was to have been made by the Lender so failing to make such Loan. Nothing contained in any Loan Document and no action taken by Agent or any Lender pursuant hereto or thereto shall be deemed to constitute Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt.

                9.8     Headings.

                Section and subsection headings are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes or be given substantive effect.

                9.9     Applicable Law.

                THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                9.10    Successors and Assigns.

                This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign, delegate or transfer any of its rights or obligations hereunder without the written consent of all Lenders.

                9.11    No Fiduciary Relationship; Limited Liability.

                No provision in the Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty owing to Borrower by Agent or any Lender. Borrower agrees that neither Agent nor any Lender shall have liability to Borrower (whether sounding in tort, contract or otherwise) for losses suffered by Borrower in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless and to the extent that it is determined that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought as determined by a court of competent jurisdiction. Neither Agent nor any Lender shall have any liability with respect to, and Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

                9.12    Construction.

                Agent, each Lender and Borrower acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review the Loan Documents with its legal counsel and that the Loan Documents shall be construed as if jointly drafted by Agent, each Lender and Borrower.

                9.13    Confidentiality.

                Agent and each Lender agree to exercise their best efforts to keep confidential any non-public information delivered pursuant to the Loan Documents and identified as such by Borrower and not to disclose such information to Persons other than to potential assignees or participants or to Persons employed by or engaged by Agent a Lender or a Lender's assignees or participants including, without limitation, attorneys, auditors, professional consultants, rating agencies and portfolio management services. The confidentiality provisions contained in this subsection shall not apply to disclosures (i) required to be made by Agent or any Lender to any regulatory or governmental agency or pursuant to legal process or (ii) consisting of general portfolio information that does not identify Borrower. The obligations of Agent and Lenders under this subsection 9.13 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.

                9.14    CONSENT TO JURISDICTION.

                BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN
(10) DAYS AFTER THE SAME HAS BEEN POSTED. IN ANY LITIGATION, TRIAL, ARBITRATION OR OTHER DISPUTE RESOLUTION PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ALL DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF BORROWER OR OF ITS AFFILIATES SHALL BE DEEMED TO BE EMPLOYEES OR MANAGING AGENTS OF BORROWER FOR PURPOSES OF ALL APPLICABLE LAW OR COURT RULES REGARDING THE PRODUCTION OF WITNESSES BY NOTICE FOR TESTIMONY (WHETHER IN A DEPOSITION, AT TRIAL OR OTHERWISE). BORROWER AGREES THAT AGENT'S OR ANY LENDER'S COUNSEL IN ANY SUCH DISPUTE RESOLUTION PROCEEDING MAY EXAMINE ANY OF THESE INDIVIDUALS AS IF UNDER CROSS-EXAMINATION AND THAT ANY DISCOVERY DEPOSITION OF ANY OF THEM MAY BE USED IN THAT PROCEEDING AS IF IT WERE AN EVIDENCE DEPOSITION. BORROWER IN ANY EVENT WILL USE ALL COMMERCIALLY REASONABLE EFFORTS TO PRODUCE IN ANY SUCH DISPUTE RESOLUTION PROCEEDING, AT THE TIME AND IN THE MANNER REQUESTED BY AGENT OR ANY LENDER, ALL PERSONS, DOCUMENTS (WHETHER IN TANGIBLE, ELECTRONIC OR OTHER
FORM) OR OTHER THINGS UNDER ITS CONTROL AND RELATING TO THE DISPUTE.

                9.15    WAIVER OF JURY TRIAL.

                BORROWER, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

                9.16    Survival of Warranties and Certain Agreements.

                All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the making of the Loans, issuances of Letters of Credit and the execution and delivery of the Notes. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 1.3(E), 1.8, 1.9 and 9.1 shall survive the repayment of the Obligations and the termination of this Agreement.

                9.17    Entire Agreement.

                This Agreement, the Notes and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations, and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

                9.18    Counterparts; Effectiveness.

                This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

                9.19    Press Releases.

                Borrower consents to the publication by Agent of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement; provided, that Agent shall provide a draft of any such tombstone or similar advertising material to Borrower for review prior to the publication thereof. Agent and Lenders reserve the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

                                   SECTION 10
                                   DEFINITIONS

                10.1    Certain Defined Terms.

                The terms defined below are used in this Agreement as so defined. Terms defined in the preamble and recitals to this Agreement are used in this Agreement as so defined.

                "Affiliate" means with respect to any Person (a) each Person that is directly or indirectly controlling, controlled by, or under common control with such Person; (b) each Person that, directly or indirectly owns or holds five percent (5%) or more of any equity interest in such Person; or (c) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Person. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. Notwithstanding the foregoing, none of Agent, any Lender nor any of their respective Affiliates shall be considered an Affiliate of Borrower or any of its Subsidiaries.

                "Agent" means Heller in its capacity as agent for the Lenders under this Agreement and each of the other Loan Documents, any successor in such capacity appointed pursuant to subsection 8.2 and any other successor by operation of law.

                "Agreement" means this Credit Agreement (including all schedules, subschedules and exhibits hereto), as the same may from time to time be amended, supplemented or otherwise modified.

                "Allied Subordinated Loan Documents" means the First Amended and Restated Investment Agreement of even date herewith among Borrower, First Tier Holdings, Second Tier Holdings and Allied and the other "Loan Documents" (as defined therein), in each case as amended in conformity with the provisions of this Agreement.

                "Asset Disposition" means the disposition whether by sale, lease, transfer, loss, damage, destruction, casualty, condemnation or otherwise of any of the following: (a) any of the capital stock or other equity or ownership interest of any of Borrower's Subsidiaries (other than the Excluded Subsidiaries) or (b) any or all of the assets of Borrower or any of its Subsidiaries (other than the Excluded Subsidiaries) other than sales of inventory in the ordinary course of business.

                "Assignment and Acceptance Agreement" means an agreement among Agent, a Lender and such Lender's assignee regarding their respective rights and obligations with respect to assignments of the Loans, the Revolving Loan Commitment and other interests under this Agreement and the other Loan Documents.

                "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

                "Business Day" means (a) for all purposes other than as covered by clause (b) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Illinois or the Commonwealth of Pennsylvania, or is a day on which banking institutions located in any such states are closed and (b) with respect to all notices, determinations, fundings and payments in connection with Loans bearing interest at the LIBOR, any day that is a Business Day described in clause (a) above and that is also a day for trading by and between banks in Dollar deposits in the applicable interbank LIBOR market.

                "Capitalization/Acquisition Documents" means, collectively: (a) any or all of the stock certificates, notes, debentures (including the Debentures) or other instruments representing securities bought, sold or issued, or loans made, to facilitate the consummation of the Related Transactions; (b) the indentures (including the Indenture) or other documents pursuant to which such stock, notes, debentures or other instruments are issued or to be issued;
(c) each document governing the issuance of, or setting forth the terms of, such stock, notes, debentures or other instruments; (d) any stockholders, registration or intercreditor agreement among or between the holders of such stock, notes, debentures or other instruments; (e) the Allied Subordinated Loan Documents; (f) the Indenture, the Debentures and the related "Guarantee Agreement"; and (g) the Merger Agreement and all other instruments, documents and agreements executed in connection with the Acquisition; but excluding all Loan Documents.

                "Closing Date" means September 28, 2001.

                "Collateral" means, collectively: (a) all equity securities and other property pledged pursuant to the Security Documents; (b) all "Collateral" as defined in the Security

Documents; (c) all real property mortgaged pursuant to the Security Documents; and (d) any property or interest provided in addition to or in substitution for any of the foregoing.

                "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the IRC or
Section 4001 of ERISA.

                "Debentures" means the 11.6% Junior Subordinated Debentures issued by First Tier Holdings pursuant to the Indenture.

                "Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

                "ERISA" means the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time and any regulations promulgated thereunder.

                "ERISA Event" means, as to Borrower and each member of the Controlled Group, (i) a Reportable Event, (ii) the withdrawal of Borrower or any member of the Controlled Group from a Pension Plan in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed to be a "substantial employer" under Section 4062(e) of ERISA, (iii) the termination of a Pension Plan, the filing of notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Pension Plan by the PBGC, (v) the partial or complete withdrawal from a Multiemployer Plan by Borrower or any member of the Controlled Group, (vi) the imposition of a Lien on any property of Borrower or any member of the Controlled Group, pursuant to IRC Section 412 or Section 302 of ERISA, (vi) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan, and (vii) any event or condition which results in the termination of a Multiemployer Plan, or the institution by the PBGC of proceedings to terminate a Multiemployer Plan.

                "Excluded Subsidiaries" means, collectively, SunSub C, a Delaware corporation and its Subsidiaries, and SunSource Technology Services, LLC, a Delaware limited liability company and its Subsidiaries.

                "Existing Letters of Credit" means the letters of credit issued for the account of any Loan Party which are outstanding as of the Closing Date and listed on Schedule 10.1(D).

                "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100th of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100th of 1%) of the quotations for such day for such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.

                "GAAP" means generally accepted accounting principles as set forth in statements from Auditing Standards No. 69 entitled "The Meaning of 'Present Fairly in Conformance with Generally Accepted Accounting Principles in the Independent Auditors Reports'" issued by the Auditing Standards Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

                "Indebtedness" as applied to any Person, means: (a) all indebtedness for borrowed money; (b) that portion of obligations with respect to capital leases that is properly classified as a liability on a balance sheet in conformity with GAAP; (c) any obligation under any lease (a "synthetic lease") treated as an operating lease under GAAP and as a loan or financing for United States income tax purposes or creditors rights purposes; (d) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (e) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six (6) months from the date the obligation is incurred or is evidenced by a note or similar written instrument; (f) "earnouts" and similar payment obligations; and (g) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person.

                "Indenture" the Indenture dated as of September 5, 1997 between First Tier Holdings and The Bank of New York, as trustee.

               "IRC" means the Internal Revenue Code of 1986, as amended from time to time and all rules and regulations promulgated thereunder.

                "Issuing Lender" means Heller, or any other Lender designated from time to time by Borrower, and consented to by Agent (which consent will not be unreasonably withheld), in such Lender's capacity as an issuer of Letters of Credit hereunder and Heller as the representative party for the Lenders under risk participation agreements with banks supporting the issuance of Letters of Credit hereunder. Notwithstanding the foregoing, during the continuance of any Default or Event of Default, Borrower shall not have the right to designate the Issuing Lender and the Issuing Lender shall be designated solely by Agent.

                "Lender" or "Lenders" means Heller and each other financial institution listed on the signature pages hereof in its individual capacity and in its capacity as an Issuing

Lender hereunder, together with its their successors and permitted assigns pursuant to subsection 8.1.

                "Letter of Credit Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrower to the issuer of the Letter of Credit consisting of (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts which have been paid and made available by the issuing bank to the extent not reimbursed by Borrower, whether by the making of a Revolving Loan or otherwise; and (c) all accrued and unpaid interest, fees and expenses with respect thereto. In any case where Heller, as an Issuing Lender, has permitted Borrower to obtain Letters of Credit from a bank with which Heller has entered into a risk participation agreement, the maximum aggregate amount of Letters of Credit that may be requested by Borrower from such bank for which Heller may have liability under the risk participation agreement will be considered outstanding for purposes of determining Letter of Credit Liability unless the bank which is the beneficiary under the risk participation agreement reports daily activity to Heller showing actual outstanding Letters of Credit issued for Borrower, in which event the outstanding amount of Letter of Credit Liability shall be the amount of such actual outstanding Letters of Credit from time to time.

                "Lien" means any lien, mortgage, pledge, security interest, charge, encumbrance or governmental levy or assessment of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement and any lease in the nature thereof), and any agreement to give any lien, mortgage, pledge, security interest, charge or encumbrance.

                "Loan" or "Loans" means an advance or advances under the Revolving Loan Commitment or the Term Loans.

                "Loan Documents" means this Agreement, the Notes, the Security Documents and all other instruments, documents and agreements executed by or on behalf of any Loan Party and delivered concurrently herewith or at any time hereafter to or for the benefit of Agent or any Lender in connection with the Loans and other transactions contemplated by this Agreement, all as amended, supplemented or modified from time to time.

                "Loan Party" means, collectively, First Tier Holdings, Second Tier Holdings, Borrower and each Subsidiary of Borrower which is or becomes a party to any Loan Document.

                "Material Adverse Effect" means (a) a material adverse effect upon the business, operations, properties, assets or financial condition of First Tier Holdings, Second Tier Holdings, Borrower and the other Loan Parties considered in the aggregate or (b) a material adverse effect upon the ability of the Loan Parties considered in the aggregate to perform their obligations under the Loan Documents or of Agent or any Lender to enforce any Loan Document or collect any of the Obligations. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events would result in a Material Adverse Effect.

                "Multiemployer Plan" means a multiemployer plan, as defined in
Section 4001(a)(3) of ERISA, with respect to which Borrower or any member of the Controlled Group may have any liability.

                "Net Proceeds" means cash proceeds received by Borrower or any of its Subsidiaries from any Asset Disposition (including insurance proceeds, awards of condemnation, and payments under notes or other debt securities received in connection with any Asset Disposition), net of (a) the costs of such sale, lease, transfer or other disposition (including taxes attributable to such sale, lease or transfer) and (b) amounts applied to repayment of Indebtedness (other than the Obligations) secured by a Lien on the asset or property disposed.

                "Note" or "Notes" means one or more of the promissory notes of Borrower substantially in the form of Exhibit 10.1(A), or any combination thereof.

                "Obligations" means all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to Agent, any Issuing Lender or any Lender under the Loan Documents and Interest Rate Agreements, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a proceeding under the Bankruptcy Code by or against Borrower, any of its Subsidiaries or any other Loan Party.

                "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                "Pension Plan" means a pension plan, as defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer
Plan), and with respect to which Borrower or any member of the Controlled Group may have any liability, including (but not limited to) any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

                "Permitted Acquisition EBITDA" means, with respect to each Permitted Acquisition consummated during the one (1) year period preceding the date of determination, EBITDA (calculated in the same manner as EBITDA is calculated on Exhibit 4.8(C)), for a number of months immediately preceding the consummation of the applicable Permitted Acquisition, which number equals twelve
(12) minus the number of months following the consummation of the applicable Permitted Acquisition for which financial statements of First Tier Holdings and its Subsidiaries have been delivered to Agent pursuant to subsection 4.8(A).

                "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, limited liability partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

                "Plan" means an employee benefit plan, as such term is defined in Section 3(3) of ERISA (other than a Multiemployer Plan), with respect to which Borrower or any member of the Controlled Group may have any liability.

                "Pro Forma" means the unaudited consolidated and consolidating balance sheets of First Tier Holdings and its Subsidiaries (other than the Excluded Subsidiaries) prepared in accordance with GAAP as of the Closing Date after giving effect to the Related Transactions. The Pro Forma is annexed hereto as Schedule 10.1(A).

                "Pro Forma Cost Reduction" means, with respect to any Permitted Acquisition, if requested by Borrower pursuant to the succeeding sentence, the estimated amount of cost savings attributable to operational efficiencies expected to be created by Borrower with respect to such business, as calculated by Borrower and acceptable to Agent in its discretion, for the number of months which have not elapsed during the period (i) commencing on the last day of the month preceding the consummation of such Permitted Acquisition for which financial statements were available and (ii) ending on the first anniversary of the date determined pursuant to clause (i). If Borrower wishes to have, with respect to any proposed Permitted Acquisition, the estimated amount of cost savings attributable to operational efficiencies expected to be created by Borrower with respect to such Permitted Acquisition, treated as part of the term Pro Forma Cost Reduction, then Borrower will so notify Agent, in writing, and Agent will endeavor, within five (5) Business Days after the receipt of any such notice, to advise Borrower of the amount of the cost savings which Agent is willing to consider as Pro Forma Cost Reductions.

                "Pro Rata Share" means (a) with respect to a Lender's obligation to lend a portion of Term Loan A and such Lender's right to receive payments of principal with respect thereto, the percentage obtained by dividing (i) the Term Loan A Exposure of such Lender by (ii) the aggregate Term Loan A Exposure of all Lenders, (b) with respect to a Lender's obligation to lend a portion of Term Loan B and such Lender's right to receive payments of principal with respect thereto, the percentage obtained by dividing (i) the Term Loan B Exposure of such Lender by (ii) the aggregate Term Loan B Exposure of all Lenders, (c) with respect to a Lender's obligation to make Revolving Loans and such Lender's right to receive payments of principal with respect thereto and with respect to a Lender's obligation to share in Letter of Credit Liability and to receive the related Letter of Credit fee described in subsection 1.2(C), the percentage obtained by dividing (i) the Revolving Credit Exposure of such Lender by (ii) the aggregate Revolving Credit Exposure of all Lenders and (d) for all other purposes (including without limitation the indemnification obligations arising under subsection 8.2(E)) with respect to any Lender, the percentage obtained by dividing (i) the sum of the Term Loan A Exposure of that Lender plus the Term Loan B Exposure of that Lender plus the Revolving Credit Exposure of that Lender by (ii) the sum of the aggregate Term Loan A Exposure of all Lenders, the aggregate Term Loan B Exposure of all Lenders and the aggregate Revolving Credit Exposure of all Lenders, in each case as the applicable percentages may be adjusted by assignments permitted pursuant to subsection 8.1. The Pro Rata Shares of each Lender and their respective commitment amounts, as of the Closing Date, are set forth on Schedule 10.1(C) hereto.

                "Projections" means First Tier Holdings' and its Subsidiaries forecasted consolidated and consolidating: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a division by division and Subsidiary by Subsidiary basis on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                "Related Transactions" means: the Acquisition, the execution and delivery of the Related Transactions Documents, the funding of all Loans on the Closing Date, the funding on the Closing Date of the Indebtedness evidenced by the Allied Subordinated Loan Documents, the repayment of the Indebtedness identified on Schedule 10.1(B) which is to be paid in full on the Closing Date, and the payment of all fees, costs and expenses associated with all of the foregoing.

                "Related Transactions Documents" means the Loan Documents, the Capitalization/Acquisition Documents and all other agreements, instruments and documents executed or delivered in connection with the Related Transactions.

                "Reportable Event" means a reportable event as defined in
Section 4043 of ERISA other than a reportable event for which the requirement to provide notice to the PBGC has been waived by regulation.

                "Requisite Lenders" means Lenders (other than Defaulting Lenders) having (a) sixty percent (60%) or more of the sum of the Revolving Loan Commitment and the outstanding principal balance of the Term Loans of all Lenders that are not Defaulting Lenders or (b) if the Revolving Loan Commitment has been terminated, sixty percent (60%) or more of the aggregate outstanding principal balance of the Loans of all Lenders that are not Defaulting Lenders.

                "Revolving Credit Exposure" means, with respect to any Lender as of any date of determination, (a) prior to the termination of the Revolving Loan Commitment, such Lender's Revolving Loan Commitment and (b) after termination of the Revolving Loan Commitment, the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of such Lender plus (ii) the aggregate amount of all participations purchased by such Lender in the outstanding Letter of Credit Liability.

                "Security Documents" means all instruments, documents and agreements executed by or on behalf of any Person to guaranty or provide collateral security with respect to the Obligations including, without limitation, any security agreement or pledge agreement, any guaranty of the Obligations, any mortgage or deed of trust, and all instruments, documents and agreements executed pursuant to the terms of the foregoing.

                "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

                "SunSource Mexico" means, SunSource Integrated Services de Mexico, S.A. de C.V.

                "Term Loan A Exposure" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of Term Loan A of such Lender; provided, however, that at any time prior to the making of Term Loan A, the Term Loan A Exposure of any Lender shall be equal to the commitment amount of such Lender with respect to Term Loan A set forth on Schedule 10.1(C).

                "Term Loan B Exposure" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of Term Loan B of such Lender; provided, however, that at any time prior to the making of Term Loan B, the Term Loan B Exposure of any Lender shall be equal to the commitment amount of such Lender with respect to Term Loan B set forth on Schedule 10.1(C).

                10.2    Other Definitional Provisions.

                References to "Sections", "subsections", "Exhibits," "Schedules" and "subschedules" shall be to Sections, subsections, Exhibits, Schedules and subschedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 10.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. References to an agreement shall include all amendments, restatements, modifications and supplements to such agreement, subject to such consents or approvals of Agent or any Lenders as may be required by the terms of this Agreement. In this Agreement, "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears; words importing any gender include the other gender; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

                            [SIGNATURE PAGES FOLLOW]

                Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.


                                           THE HILLMAN GROUP, INC.


                                           /S/ James P. Waters
                                           By: James P. Waters
                                           Title: Vice President-Finance

                                           HELLER FINANCIAL, INC., as Agent, an
                                           Issuing Lender and a Lender


                                           By: /S/ Jacqueline Lynch
                                           Title: Vice President

                                      ANTARES CAPITAL CORPORATION


                                      By: /S/ Daniel B. Glickman
                                      Title:  Director

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      MADISON CAPITAL FUNDING LLC


                                      By: /S/ K. Thomas Klimmeck
                                      Title: Managing Director

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      By: /S/ Michael J. Reilly
                                      Title: Duly Authorized Signatory

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By: /S/ John B. Siegrist
                                      Title: Vice President

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      FIFTH THIRD BANK


                                      By: /S/ Keith E. Goodpaster
                                      Title: Vice President

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      JOHN HANCOCK LIFE INSURANCE COMPANY


                                      By: /S/ Lorn C. Davis
                                      Title: Director

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      JOHN HANCOCK VARIABLE LIFE INSURANCE
                                      COMPANY


                                      By: /S/ Lorn C. Davis
                                      Title: Authorized Signatory

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

                                      INVESTORS PARTNER LIFE INSURANCE COMPANY


                                      By: /S/ Lorn C. Davis
                                      Title: Authorized Signatory

                                      Address:
                                                -------------------------

                                                -------------------------

                                                -------------------------

                                                -------------------------
                                      Attn:
                                                -------------------------
                                      Telecopy: (   )     -
                                                 ---  ---   -------

                                      ABA No.:
                                                -------------------------
                                      Account No.:
                                                   ----------------------
                                      Bank:
                                             ----------------------------
                                      Bank Address:
                                                     --------------------

Agreed to, solely as to provisions
expressly applicable to SunSource Inc.
or SunSource Investment Company, Inc.


SUNSOURCE INC.

/S/ Joseph M. Corvino
By:     Joseph M. Corvino
Title:  Senior Vice President



SUNSOURCE INVESTMENT COMPANY, INC.

/S/ Joseph M. Corvino
By:     Joseph M. Corvino
Title:  Vice President